EXECUTION COPY
GUARANTEE AND COLLATERAL AGREEMENT
made by
AMERICAN CELLULAR CORPORATION,
and certain of its Affiliates
in favor of
LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent
Dated as of March 15, 2007

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TABLE OF CONTENTS
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          GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 15, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the “Administrative Agent”) acting pursuant to this Agreement for the benefit of the Secured Parties.
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement dated as of March 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Cellular Corporation, a Delaware corporation (the “Borrower”), the Lenders parties thereto, the Subsidiary Guarantors (as defined therein), ACC Holdings, LLC, an Oklahoma limited liability company (“Holdings”), as Guarantor, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”), MORGAN STANLEY SENIOR FUNDING, INC., as syndication agent (in such capacity, the “Syndication Agent”) and BEAR, STEARNS & CO., INC., DEUTSCHE BANK TRUST COMPANY AMERICAS and CITICORP NORTH AMERICA, INC., as co-documentation agents (in such capacity, the “Co-Documentation Agents”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
          WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;
          WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;
          WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement and, to the extent applicable, from the Specified Hedge Agreements; and
          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement and, to the extent applicable, of Qualified Counterparties to provide financial accommodations under Specified Hedge Agreements that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;
          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce Qualified Counterparties to enter into Specified Hedge Agreements, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:
SECTION 1. DEFINED TERMS
     1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the New York UCC are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

     (b) The following terms shall have the following meanings:
     “Agreement”: this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
     “Borrower Credit Agreement Obligations”: the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents or, any Letter of Credit, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).
     “Borrower Hedge Agreement Obligations”: the collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by the Borrower pursuant to the terms of any Specified Hedge Agreement).
     “Borrower Obligations”: the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Hedge Agreement Obligations, and (iii) all other obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement (including, without limitation, all fees and disbursements of counsel to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of this Agreement).
     “Collateral”: as defined in Section 3.
     “Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.
     “Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.
     “Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.
     “Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.
     “Foreign Subsidiary”: any Subsidiary organized under the laws of any jurisdiction outside the United States of America.
     “Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.
     “Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document or any Specified Hedge Agreement).
     “Guarantors”: the collective reference to each Grantor other than the Borrower.
     “Intangible Assets”: any contract, Authorization, General Intangible, Copyright License, Patent License or Trademark License.
     “Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
     “Intercompany Note”: any promissory note evidencing loans made by any Grantor to any Group Member.
     “Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than (A) any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock” in this Section 1.1 and (B) partnership interests in Alton CellTelCo Partnership) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.
     “Issuers”: the collective reference to each issuer of any Investment Property.
     “New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

     “Obligations”: (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.
     “Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 5, and (iii) all rights to obtain any reissues or extensions of the foregoing.
     “Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.
     “Pledged Notes”: all promissory notes listed on Schedule 1, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).
     “Pledged Stock”: the shares of Capital Stock listed on Schedule 1, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Excluded Foreign Subsidiary be required to be pledged hereunder.
     “Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.
     “Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).
     “Securities Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction.
     “Securities Act”: the Securities Act of 1933, as amended.
     “Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto and (ii) the right to obtain all renewals thereof.
     “Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

     “Unasserted Contingent Obligations”: at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) Obligations in respect of the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit or contingent payments that may be payable upon termination of a Specified Hedge Agreement) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.
     1.2 Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.
SECTION 2. GUARANTEE
     2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.
          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).
          (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.
          (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.
          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor under this Section 2 which shall, notwithstanding any such payment (other than any payment made by the Borrower or such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.
     2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Secured Parties, and each Subsidiary Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder.
     2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Obligations (other than Unasserted Contingent Obligations) are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when the Obligations (other than Unasserted Contingent Obligations) shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, as the Administrative Agent may determine in accordance with Section 6.5.
     2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents, any Specified Hedge Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions set forth therein, as the Administrative Agent (or the requisite Lenders or all Lenders, as the case may be, or, in the case of Specified Hedge Agreement, the relevant Qualified Counterparty) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.
     2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (1) the validity or enforceability of the Credit Agreement or any other Loan Document or any Specified Hedge Agreement, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (2) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (3) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
     2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
     2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office specified in the Credit Agreement.
     2.8 Subordination. Each Guarantor hereby agrees that any Indebtedness of the Borrower now or hereafter owing to any Guarantor, whether heretofore, now or hereafter created (the “Guarantor Subordinated Debt”), is hereby subordinated to all of the Obligations and that, except as permitted under the Credit Agreement, the Guarantor Subordinated Debt shall not be paid in whole or in part until all the Obligations have been paid in full and the guarantee contained in this Section 2 is terminated and of no further force or effect. No Guarantor shall accept any payment of or on account of any Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay to the Administrative Agent any payment of all or any part of the Guarantor Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the Obligations as provided in this Agreement and in the Credit Agreement. Each payment on the Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Guarantor as trustee for the Secured Parties and shall be paid over to the Administrative Agent immediately on account of the Obligations, but without otherwise affecting in any manner such Guarantor’s liability hereof. Each Guarantor agrees to file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Guarantor Subordinated Debt, and the Administrative Agent shall be entitled to all of such Guarantor’s rights thereunder. If for any reason a Guarantor fails to file such claim at least five Business Days prior to the last date on which such claim should be filed, such Guarantor hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Guarantor’s name to file such claim or, in the Administrative Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Administrative Agent all of such Guarantor’s rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor’s liability hereunder, the Administrative Agent shall pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby irrevocably appoints the Administrative Agent as its attorney-in-fact to exercise all of such Guarantor’s voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.
SECTION 3. GRANT OF SECURITY INTEREST
     3.1 Each Grantor hereby pledges, assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:
          (a) all Accounts;
          (b) all Chattel Paper;
          (c) all Deposit Accounts;
          (d) all Documents;
          (e) all Equipment;
          (f) all General Intangibles;
          (g) all Instruments;
          (h) all Intellectual Property;

          (i) all Inventory;
          (j) all Investment Property;
          (k) all Letter-of-Credit Rights;
          (l) all Goods and other property not otherwise described above (except for any property specifically excluded from any clause in this section above, and any property specifically excluded from any defined term used in any clause of this section above);
          (m) all books and records pertaining to the Collateral;
          (n) all FCC Licenses and all Authorizations; and
          (o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.
Notwithstanding any other provision of this Agreement, the Collateral shall not include, and this Section 3.1 shall not grant any security interest in, (i) any Intangible Asset, in each case only to the extent that the grant by the relevant Grantor of a security interest pursuant to this Agreement in such Grantor’s right, title and interest in such Intangible Asset (A) is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such Intangible Asset, (B) would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder, (C) is permitted only with the consent of another party, if the requirement to obtain such consent is legally enforceable and such consent has not been obtained or (D) with respect to any FCC License, to the extent prohibited pursuant to the Communications Act (but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the New York UCC or any other Requirement of Law, and at such time the Grantor shall be deemed to have granted (without any further action) a security interest, pursuant to Sections 3.1 and 3.2, in, as applicable, such Intangible Asset (including any FCC License); and (ii) any Foreign Subsidiary Voting Stock and the partnership interests in Alton CellTelCo Partnership excluded from the definition of “Pledged Stock” set forth in Section 1.1.; provided that in any event any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument, indenture or Intangible Asset shall not be subject to clauses (i) or (ii) above (or if it contained a provision limiting the transferability or pledge thereof would be) subject to Section 9-406 of the New York UCC (a) then the applicable Grantor shall at such time be deemed to have granted a security interest in such property or asset in accordance with this Section 3.1 (as applicable to such Grantor) and (b) the right to receive, and any interest in, all Proceeds of, or monies or other consideration received from or attributable to the sale, transfer, assignment or other disposition of, any FCC License, any Authorization or any other Intangible Asset shall be subject to the security interests granted pursuant to this Section 3.1.
SECTION 4. REPRESENTATIONS AND WARRANTIES
          To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Qualified Counterparties to enter into the Specified Hedge Agreements, each Grantor hereby represents and warrants to each Secured Party that:
     4.1 Representations in Credit Agreement. In the case of each Grantor, the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the

Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct on the Closing Date and shall be true and correct in all material respects after the Closing Date, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.
     4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. Each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.
     4.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and upon completion of the filings and other actions required under Section 5 hereof, are prior to all other Liens on the Collateral in existence on the date hereof except for Dispositions and Liens permitted by Section 8.3 of the Credit Agreement.
     4.4 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 3. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.
     4.5 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 4.
     4.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.
     4.7 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.
          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
          (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Liens permitted by Section 8.3 of the Credit Agreement.
     4.8 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent (other than (i) checks received in the ordinary course of business and (ii) the Equipment Lease and Switch Sharing Agreements).
          (b) The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.
     4.9 Intellectual Property. No Grantor owns any Intellectual Property in its own name on the date hereof which is material to the conduct of the business of such Grantor.
     4.10 Commercial Tort Claims. (a) On the date hereof, except to the extent listed in Section 3.1 above, no Grantor has rights in any Commercial Tort Claim with potential value in excess of $3,000,000.
          (b) Upon the filing of a financing statement covering any Commercial Tort Claim referred to in Section 5.11 hereof against such Grantor in the jurisdiction specified in Schedule 2 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral except for unrecorded liens permitted by the Credit Agreement which have priority over the Liens on such Collateral by operation of law.
SECTION 5. COVENANTS
          Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations (other than Unasserted Contingent Obligations) shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:
     5.1 Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.
     5.2 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable in excess of $1,000,000 individually and $10,000,000 in the aggregate under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.
     5.3 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) which satisfy the requirements of Section 7.5 of the Credit Agreement and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage which satisfy the requirements of Section 7.5 of the Credit Agreement.
          (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof (or such shorter period as the Administrative Agent may agree in its sole discretion), (ii) name the Administrative Agent as insured party or loss payee and (iii) be reasonably satisfactory in all other respects to the Administrative Agent.
     5.4 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.
     5.5 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.
          (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.
          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (1) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (2) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.
          (d) As soon as practicable after the Closing Date, but in no event to exceed 30 Business Days after the Closing Date (unless otherwise agreed by the Administrative Agent), the Grantors shall deliver deposit account control agreements in form and substance reasonably satisfactory to the Administrative Agent with respect to the Deposit Accounts listed on Schedule 6. In no event shall any

Grantor maintain any Deposit Accounts (other than those subject to a deposit account control agreement in favor of the Administrative Agent) or Securities Account that hold funds or securities, as applicable (i) at any time $4,000,000 in the aggregate and (ii) for any period of three consecutive days in excess of $500,000.
     5.6 Changes in Locations, Name, etc.. Such Grantor will not, except upon 30 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of (1) all documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (2) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept:
(a) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.4; or
(b) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading.
     5.7 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly upon becoming aware thereof, in reasonable detail, of:
          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and
          (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.
     5.8 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer (unless, if treated as a Disposition, would be permitted under the Credit Agreement) shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the

Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.
          (b) Without the prior written consent of the Administrative Agent, such Grantor will not, except as otherwise permitted under the Credit Agreement (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.
          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.6(b) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.6(b) with respect to the Investment Property issued by it.
          (d) Each Grantor agrees that it will take no action to cause or permit any equity interest which is Collateral issued by a partnership or limited liability company to become a “security” within the meaning of Sections 8-102 and 8-103 of the New York UCC (a “Security”), or to be evidenced by a certificate representing any such equity interest and agrees that if, notwithstanding the foregoing, any such equity interest shall be or become a Security, the Grantors shall take such action as may be necessary to ensure that at all times the Administrative Agent has a fully perfected first priority security interest therein.
     5.9 Receivables. (a) Other than in the ordinary course of business, such Grantor will not (i) grant any extension of the time of payment of any material Receivable, (ii) compromise or settle any material Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any material Receivable, (iv) allow any credit or discount whatsoever on any material Receivable or (v) amend, supplement or modify any material Receivable in any manner that could adversely affect its material Receivables taken as a whole.
          (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables.
     5.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.
          (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.
          (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Copyright may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material Copyright may fall into the public domain.
          (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.
          (e) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.
          (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Secured Parties’ security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.
          (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) of Intellectual Property that it decides to register with a Governmental Authority and to maintain each such registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.
          (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

     5.11 Commercial Tort Claims. (a) If such Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of $3,000,000, such Grantor shall within 30 days of obtaining such interest sign and deliver documentation reasonably acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim. Upon the filing of a financing statement covering such Commercial Tort Claim against such Grantor in the jurisdiction specified in Schedule 3 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral except for unrecorded liens permitted by the Credit Agreement which have priority over the Liens on such Collateral by operation of law.
SECTION 6. REMEDIAL PROVISIONS
     6.1 Certain Matters Relating to Receivables. (a) At the Administrative Agent’s reasonable request, at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.
          (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Administrative Agent’s direction and control after the occurrence and during the continuance of an Event of Default, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.
          (c) At the Administrative Agent’s request, after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.
     6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables.

          (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.
          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables (or any agreement giving rise thereto) to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
     6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer, to the extent not prohibited in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, would reasonably be expected to impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.
          (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order set forth in Section 6.5, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (1) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (2) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.
          (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the

Administrative Agent in writing that (1) states that an Event of Default has occurred and is continuing and (2) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.
     6.4 Proceeds to be Turned Over to Administrative Agent. In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, at the request of the Administrative Agent, all Proceeds received by any Grantor consisting of cash, checks and other Instruments shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.
     6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order (it being understood that any application of such Proceeds constituting Collateral by the Administrative Agent towards the payment of the Obligations shall be made in the following order):
     First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;
     Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties; and
     Third, any balance of such Proceeds remaining after the Obligations (other than Unasserted Contingent Obligations) shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated, shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes of this Section, to the extent that any Obligation is unmatured, unliquidated or contingent (other than Unasserted Contingent Obligations) at the time any distribution is to be made pursuant to clause Second above, the Administrative Agent shall allocate a portion of the amount to be distributed pursuant to such clause for the benefit of the Secured Parties holding such Obligations and shall hold such amounts for the benefit of such Secured Parties until such time as such Obligations become matured, liquidated and/or payable, at which time such amounts shall be distributed to the holders of such Obligations to the extent necessary to pay such Obligations in full (with any excess to be distributed in accordance with this Section as if distributed at such time). In making determinations and allocations required by this Section, the Administrative Agent may conclusively rely upon information provided to it by the holder of the relevant Obligations (which, in the case of the immediately preceding sentence) shall be a reasonable estimate of the amount of the Obligations) and shall not be required to, or be responsible for, ascertaining the existence of or amount of any Obligations.
     6.6 Code and Other Remedies. (a) If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 6.5, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.
     (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.
     6.7 Waiver; Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

     6.8 FCC Compliance. (a) Notwithstanding anything to the contrary in this Agreement, the Administrative Agent shall not, without first obtaining the approval of the applicable Communications Regulatory Authority, take any action under this Agreement that would require, under the Communications Act or any other Requirements of Law applicable at the time, such prior approval of such Communications Regulatory Authority. In connection with taking any action pursuant to this Agreement (including determining whether an approval of a Communications Regulatory Authority is required in connection therewith), the Administrative Agent shall be entitled to rely on the advice of FCC or other regulatory counsel experienced in giving such advice selected by the Administrative Agent (whether or not the advice rendered is ultimately determined to be accurate).
          (b) If the approval of any Communications Regulatory Authority is required in connection with any action taken by the Administrative Agent (including any of its respective agents, officers and attorneys) in the exercise of rights and remedies hereunder with respect to the Collateral, the Grantors shall use all commercially reasonable efforts to obtain each such approval and to cooperate with the Administrative Agent in any action to obtain such approval. Each Grantor shall, at any time following the occurrence of a Default or Event of Default which is continuing, upon the written request of the Administrative Agent, execute and deliver (or cause the execution and delivery of) all relevant applications, certificates, instruments, agreements and other documents which are required to be filed in connection with obtaining any required approval of each Communications Regulatory Authority and take such other action as the Administrative Agent may request in connection therewith, provided that if any such Grantor fails to execute and deliver any such applications, certificates, instruments, agreements or other documents, then, on the order of any court or other forum of competent jurisdiction, the clerk of the court (or officer any other such forum) which has jurisdiction may execute any such applications, certificates, instruments, agreements or other documents on behalf of such Grantor. Each Grantor shall, upon the written request of the Administrative Agent, execute and deliver such documents and take such other action as may be required to enable the Administrative Agent (including any of its respective agents, officers and attorneys), to obtain any required consent from a Communications Regulatory Authority for the Administrative Agent, through any receiver, trustee or otherwise, to operate any System pending the sale or other disposition of such System hereunder. Each Grantor acknowledges and agrees that (i) each FCC License, franchise and other similar agreements or Authorizations of any Communications Regulatory Authority are unique assets which (or the control of which) may have to be transferred to a Person in order for the Administrative Agent and the Secured Parties to adequately realize the full amount of the Obligations from the Collateral and (ii) that the breach of this Section 6.8 by any Grantor would result in irreparable harm to the Administrative Agent and the Secured Parties for which monetary damages are not readily ascertainable and which might not adequately compensate the Administrative Agent and the Secured Parties. Therefore in addition to any remedy which the Administrative Agent and the Secured Parties may have at law or in equity, the Administrative Agent and the Secured Parties shall have the remedy of specific performance by the Grantors of the provisions of this Section 6.8 and each Grantor hereby waives, and agrees to waive, any claim or defense that the Administrative Agent and the Secured Parties would have an adequate remedy at law for the breach by it of this Section 6.8 and any requirement for posting of a bond or other certificate.
SECTION 7. THE ADMINISTRATIVE AGENT
     7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc.. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:
(i)	in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)	in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)	pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)	execute, in connection with any sale provided for in Section 6.6, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v)	(1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

(vi)	license or sublicense whether on an exclusive or non-exclusive basis, any Intellectual Property for such term and on such conditions and in such manner as the Administrative Agent shall in its sole judgment determine and, in connection therewith, such Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a royalty-free, world-wide irrevocable license of its Intellectual Property.
     Anything in this Section 7.1 (a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.
          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
          (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Term Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.
          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
     7.2 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. No Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
     7.3 Recording of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” or “all assets” in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

     7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
SECTION 8. MISCELLANEOUS
     8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement; provided, that, no such waiver amendment, supplement or modification shall require the consent of any Qualified Counterparty except as expressly provided in Section 11.1 of the Credit Agreement.
     8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.2 of the Credit Agreement.
     8.3 Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
     8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay, or reimburse each Secured Party for, all its reasonable out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to the Administrative Agent.
          (b) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.
          (c) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 11.5 of the Credit Agreement.

          (d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.
     8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent. By accepting the benefits of the Loan Documents, each Qualified Counterparty agrees to be bound by all of the applicable provisions thereof. Without limiting the foregoing, no Qualified Counterparty shall be entitled to the benefits of this Agreement unless such Qualified Counterparty shall have executed and delivered to the Administrative Agent a written instrument in form and substance satisfactory to the Administrative Agent with respect to its obligations under the Loan Documents.
     8.6 Set-Off. Each Grantor hereby irrevocably authorizes each Agent and each Lender at any time and from time to time while an Event of Default pursuant to Section 9(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to such Agent or such Lender hereunder and claims of every nature and description of such Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Agent or such Lender may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by such Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Agent or such Lender may have.
     8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
     8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

     8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:
          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
     8.13 Acknowledgements. Each Grantor hereby acknowledges that:
          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
          (b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.
     8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 7.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.
     8.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Unasserted Contingent Obligations and obligations under or in respect of Hedge

Agreements) shall have been paid in full, the Commitments shall have been terminated and each outstanding Letter of Credit shall have been terminated or cash collateralized in a manner satisfactory to the Administrative Agent and, the net termination liability under or in respect of, and other amounts due and payable under, Specified Hedge Agreements at such time shall have been paid in full or secured by a collateral arrangement satisfactory to the Qualified Counterparty (or, in the case of a Specified Hedge Agreement arranged by a Lender or an Affiliate of a Lender, to such Lender or Affiliate of a Lender) in its sole discretion, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases, lien subordinations or other documents reasonably necessary or desirable for the release or subordination of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.
     8.16 WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH AGENT AND EACH SECURED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

AMERICAN CELLULAR CORPORATION

By:

Name:
Title:

ACC HOLDINGS, LLC

By: Dobson Communications Corporation, its sole member

By:

Name:
Title:

ACC LEASE CO., LLC

By:

Name:
Title:

HIGHLAND CELLULAR, LLC

By:

Name:
Title:

Accepted and agreed by:
LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:
Name:
Title:

Schedule 1
DESCRIPTION OF INVESTMENT PROPERTY
Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
Pledged Notes:

Issuer	Payee	Principal Amount

Schedule 2
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings
[List each office where a financing statement is to be filed]
Patent and Trademark Filings
[List all filings]
Actions with respect to Pledged Stock
Other Actions
[Describe other actions to be taken]

2

Schedule 3
JURISDICTION OF ORGANIZATION AND LOCATION OF CHIEF EXECUTIVE OFFICE

Location of Chief
Grantor	Jurisdiction of Organization	Executive Office

3

Schedule 4
LOCATIONS OF INVENTORY AND EQUIPMENT

Grantor	Locations

4

Schedule 5
INTELLECTUAL PROPERTY
I.	Copyrights and Copyright Licenses:

II.	Patents and Patent Licenses:

III.	Trademarks and Trademark Licenses:

5

Schedule 6
Deposit Accounts

6

Annex I
to
Guarantee and Collateral Agreement
          ASSUMPTION AGREEMENT, dated as of                     , 20___, made by                                         , a                      (the “Additional Grantor”), in favor of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent. All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement referred to below.
W I T N E S S E T H :
          WHEREAS, American Cellular Corporation, a Delaware corporation (the “Borrower”), the Lenders, the Subsidiary Guarantors, ACC Holdings, LLC, an Oklahoma limited liability company (“Holdings”), as Guarantor and the Administrative Agent have entered into a Credit Agreement, dated as of March 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of March 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;
          WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and
          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;
          NOW, THEREFORE, IT IS AGREED:
          1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct with respect to itself on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
          2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:

Name:
Title:

Annex II
to
Guarantee and Collateral Agreement
ACKNOWLEDGEMENT AND CONSENT
     The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of March 15, 2007 (the “Agreement”), made by the Grantors parties thereto for the benefit of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent.
The undersigned agrees for the benefit of the Secured Parties as follows:
1.	The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.	The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.
3. The terms of Sections 6.3(a) and 6.6(b) of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Sections 6.3(a) or 6.6(b) of the Agreement.

[NAME OF ISSUER]

By

Title

Address for Notices:

Fax:

i

Schedule 1
DESCRIPTION OF INVESTMENT PROPERTY
Pledged Stock

					% of
		Class of	Stock		Ownership
Grantor	Issuer	Stock	Certificate No.	No. of Shares	Interest
ACC Holdings, LLC	American Cellular Corporation	Class A	3	350	100%

American Cellular Corporation	ACC Lease Co., LLC	N/A	N/A	N/A	100%

American Cellular Corporation	Highland Cellular, LLC	N/A	N/A	N/A	100%

Highland Cellular, LLC	Highland PCS, LLC	N/A	N/A	N/A	100%
Pledged Notes
None.

Schedule 2
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings
A.	Holdings

Two Forms UCC1 naming Holdings as debtor and the Administrative Agent as secured party, to be filed with the office of the county clerk of Oklahoma County, Oklahoma.

B.	Borrower

Two Forms UCC1 naming the Borrower as debtor and the Administrative Agent as secured party, to be filed with the Secretary of State of Delaware.

C.	ACC Lease Co., LLC

Two Forms UCC1 naming ACC Lease Co., LLC as debtor and the Administrative Agent as secured party, to be filed with the office of the county clerk of Oklahoma County, Oklahoma.

D.	Highland Cellular, LLC

Two forms UCC1 naming Highland Cellular, LLC as debtor and the Administrative Agent as secured party, to be filed with the Secretary of State of Delaware
Patent and Trademark Filings
None.
Actions with respect to Pledged Stock
None.
Other Actions
None.

Schedule 3
JURISDICTION OF ORGANIZATION AND LOCATION OF CHIEF EXECUTIVE OFFICE

Location of Chief
Grantor	Jurisdiction of Organization	Executive Office
American Cellular Corporation	Delaware	14201 Wireless Way Oklahoma City, OK 73134

ACC Holdings, LLC	Oklahoma	14201 Wireless Way Oklahoma City, OK 73134

ACC Lease Co., LLC	Oklahoma	14201 Wireless Way Oklahoma City, OK 73134

Highland Cellular, LLC	Delaware	14201 Wireless Way Oklahoma City, OK 73134

Schedule 4
LOCATIONS OF INVENTORY AND EQUIPMENT
Grantor: American Cellular Corporation

	Address	City	State	Zip Code
1.	20800 South 520 Road	Afton	OK	74331

2.	16551 S. 55 Road	Miami	OK	74354

3.	Rt 1 Box 74	Chanute	KS	66720

4.	27778 S. Jennifer Road	Park Hill	OK	74451

5.	RT. 2, Box 80	Baron	OK	74965

6.	520 Margaritaville	Bartlesville	OK	74003

7.	502 N. Madison	Bartlesville	OK	74006

8.	7510 Intrernational Court	Bartlesville	OK	74003

9.	101 East Don Tyler	Dewey	OK	74029

10.	Rt. 1. Box 524	Nowata	OK	74048

11.	Route 2	Benedict	KS	66736

12.	27235 S 4460 Road	Vinta	OK	74301

13.	24501 S. Hwy. 125	Fairland	OK	74343

14.	32759 S. 4360 Road	Big Cabin	OK	74332

15.	25015 East Cobbs Corner Road	Tahlequah	OK	74464

16.	Rt. 1 Box 85	Buffalo	KS	66717

17.	1372 Highway 166	Caney	KS	67333

18.	1606 Highway 75	Caney	KS	67333

19.	450 US Highway 166	Cedarvale	KS	67024

20.	East side of Highway 99 (5.5 miles N of Sedan)	Sedan	KS	67361

	Address	City	State	Zip Code
21.	Rt 4	Chautauqua	KS	67334

22.	22232 Coffee Hollow Road	Tahlequah	OK	74464

23.	245 S. 5300 Street	Cherryvale	KS	67335

24.	E0306 Road (near Cleora)	Afton	OK	74331

25.	814 Spring Street	Coffeyville	KS	67337

26.	Rt 1	Liberty	KS	67351

27.	2245 N. Cline Rd.	Coffeyville	KS	67337

28.	3950-B CR 2000	Coffeyville	KS	67337

29.	620 N. Mickey Mantle Blvd.	Commerce	OK	74339

30.	19903 W. 929 Road	Cookson	OK	74427

31.	RT 100 & Bunch Road	Stilwell	OK	74960

32.	7440 US Hwy. 75 North	Copan	OK	74022

33.	397180 West 300 Road	Copan	OK	74022

34.	11460 US Hwy. 75 North	Dewey	OK	74029

35.	27227 E. 862 Road	Welling	OK	74471

36.	EW 16 Road & Elm Street	Delaware	OK	74471

37.	4.4 miles se of Bartlesville	Bartlesville	OK	74006

38.	5068 CR 1700	Elk City	KS	67344

39.	Hwy. 169 / EW 06 Road	South Coffeyville	OK	74072

40.	Crossroads West 50 Road and Hwy. 10	Colcord	OK	74338

41.	58695 E. 190 Road	Fairland	OK	74343

42.	RT 59 & D4559	Colcord	OK	74338

43.	Cherokee TP & 4590	Kansas	OK	74347

44.	25456 S 450 Road	Tahlequah	OK	74464

45.	North Home Ave.	Bartlesville	OK	74003

	Address	City	State	Zip Code
46.	1001 S. 15th Street	Fredonia	KS	66736

47.	14022 W. Killebrew Road	Hulbert	OK	74441

48.	61706 East 280	Grove	OK	74344

49.	13th & Shundi	Grove	OK	74344

50.	64491 E 222 Road	Wyandotte	OK	74370

51.	61951 DO349 Road	Grove	OK	74344

52.	21717 S. 4270 Road	Vinita	OK	74301

53.	1776 Silver Lake Road	Bartlesville	OK	74003

54.	Peckerwood Hill Road	Hulbert	OK	74441

55.	2723 W 4200 Street	Independence	KS	67301

56.	200 Arco Place	Independence	KS	67301

57.	N 21st Street	Independence	KS	67301

58.	3.4 mi South Hwy 59 & 20 Jct Lake Eucha Boat Basin	Jay	OK	74346

59.	1723 N. Main	Jay	OK	74346

60.	3105 S 690 Road	Quapaw	OK	74363

61.	D4500 Road near Hwy. 412	Rose	OK	74364

62.	Sunshine Street	Kansas	OK	74347

63.	N4495 & SR 85	Afton	OK	74331

64.	24318 S. 500 Road	Tahlequah	OK	74464

65.	Route 3	Lafontaine	KS	66736

66.	SR 400 Box 15T	Coyville	KS	66727

67.	End of E0100 Road	Lenapah	OK	74042

68.	CR 424	Lenapah	OK	74042

69.	3.2 km East of Liberty	Liberty	KS	67351

70.	424 South Detroit	Tulsa	OK	74120

	Address	City	State	Zip Code
71.	424 South Detroit	Tulsa	OK	74120

72.	58501 E80 Rd.	Miami	OK	74354

73.	413 D Street NE	Miami	OK	74354

74.	4750 S. 665 Rd.	Quapaw	OK	74363

75.	6351 South 620 Road	Miami	OK	74363

76.	3921 CR 3403	Montgomery	KS	67301

77.	13236 Hwy. 10	Tahlequah	OK	74464

78.	1900 North Street	Muskogee	OK	74401

79.	1st Street SW (end of road)	Miami	OK	74354

80.	Little Bear Mound Trail	Neodesha	KS	66757

81.	620 Road 27	Peru	KS	67360

82.	2084 Hwy. 99	Cedar Vale	KS	67024

83.	N4160 & US 60	Nowata	OK	74048

84.	2.5 miles W of Hwy. 169	Nowata	OK	74048

85.	397350 W 3200 Road	Ochelata	OK	74051

86.	397097 W.0270 Road	Ramona	OK	74061

87.	11351 S. 613 Road	Miami	OK	74354

88.	2800 Road & 3900 Road	Montgomery	KS	67301

89.	11810 E. 650 Road	Hulbert	OK	74441

90.	Highway 166	Peru	KS	67361

91.	Rt. 2 Box 523	Westville	OK	74965

92.	441255 E. 180 Road	BlueJacket	OK	74333

93.	US 75 & E0360 Road	Ramona	OK	74061

94.	RR1 Box 16	Benedict	KS	66714

95.	N4510 RD .5 mi South of US 412	Rose	OK	74364

	Address	City	State	Zip Code
96.	3641 N Black Fox Hollow Road	Kansas	OK	74347

97.	Rt 1 Box 27T	Sedan	KS	67361

98.	9924 Hwy. 51	Hulbert	OK	74441

99.	57401 E. Highway 125	Afton	OK	74331

100.	Route 4 Box 107-3A	Colcord	OK	74338

101.	County Road 236 (Butler Road) & Hwy. 90	Stilwell	OK	74960

102.	14891 Highway 10	Tahlequah	OK	74464

103.	2114 A CR 4270	Independence	KS	67301

104.	400 E. Sycamore	Stilwell	OK	74960

105.	5849 Hwy. 75	Sycamore	KS	67363

106.	Belcher Road	Tahlequah	OK	74464

107.	800 Crafton	Tahlequah	OK	74464

108.	800 Crafton	Tahlequah	OK	74464

109.	111 South Water Ave.	Tahlequah	OK	74464

110.	19744 Stick Moss Mt. Road	Tahlequah	OK	74464

111.	14321 W 750 Road	Tahlequah	OK	74461

112.	30082 S. Siemore Road	Park Hill	OK	74451

113.	Rt. 1 Box 122T	Cherryvale	KS	67335

114.	1682 County Road 3300	Coffeyville	KS	67337

115.	105 N. Forman	Vinita	OK	74301

116.	23655 S. 4450 Road	Vinita	OK	74301

117.	26105 S. 4420 Road	Vinita	OK	743010

118.	437956 E 290 Road	Vinita	OK	74301

119.	County Road 26	Watova	OK	74048

120.	Rt. 1 Box 218	Watts	OK	74964

	Address	City	State	Zip Code
121.	3059 CR 2300	Caney	KS	67333

122.	9935 S. 4460 Road	Welch	OK	74369

123.	435905 W 90 Road	Welch	OK	74369

124.	617 Buffington Road	Westville	OK	74956

125.	434469 E. 260 Road	Vinita	OK	74301

126.	60401 E 340 Rd.	Afton	OK	74331

127.	13535 SS Hwy. 10	Wyandotte	OK	74370

128.	Killer Road	Bunch	OK	74931

129.	3502 W.South Ave.	Ponca City	OK	74601

130.	13382 N US HWY 281	Lampasas	TX	76550

131.	2329 E Hwy 29	Bertram	TX	78605

132.	1075 U.S. Hwy 290 East	Johnson City	TX	78636

133.	372 D & S Circle Dr.	Blanco	TX	78606

134.	4098 Blue Mountain Lane	Blue Mountain	TX	76856

135.	18 Cascade Caverns Rd	Boerne	TX	78006

136.	50 Los Indios Road	Boerne	TX	78006

137.	10 Nottingham Lane	Boerne	TX	78006

138.	1906 Old Mason Hwy Rd	Brady	TX	76825

139.	Old Mason Hwy	Brady	TX	76825

140.	1066 County Rd. 156	Brady	TX	76825

141.	12880 Oakhill Rd	Brookesmith	TX	76827

142.	Bangs Hill North of Town	Brownwood	TX	76802

143.	10515 W. state Hwy 29	Burnet	TX	78611

144.	8815 North US Hwy 281	Burnet	TX	78611

145.	2838 E. State Hwy. 29	Burnet	TX	78611

	Address	City	State	Zip Code
146.	327 CR 4492	Lampasas	TX	76550

147.	11798 W US Hwy 87	Eden	TX	76837

148.	17 mi. West of Llano, near State Hwy 29	Castell	TX	76831

149.	Loop 534 and Hwy 173	Camp Verde	TX	78010

150.	1722 E FM 501	Cherokee	TX	76832

151.	3726 Sydney Baker Rd., Interstate 10 & Hwy 16	Kerrville	TX	78028

152.	16034 FM Rd 2291	Menard	TX	76859

153.	484 Waddell Tower Rd.	Junction	TX	76849

154.	309 Sunflower	Comfort	TX	78643

155.	3110 Cypress Creek Road	Kerrville	TX	78028

156.	1041 K.C. 279	Junction	TX	76849

157.	17973 E. Ranch Rd. 2169	Noxville	TX	78631

158.	14474 N. State Hwy 16	Eckert	TX	78675

159.	2617 U.S. Hwy. 83 N.	Eden	TX	76837

160.	8698 CR 2275	Eden	TX	76837

161.	426 Fabra Street	Boerne	TX	78006

162.	5449 N US Hwy 281	Marble Falls	TX	78654

163.	13089 FM 2093	Fredericksburg	TX	78624

164.	402 Kirchen Berg Rd.	Fredericksburg	TX	78624

165.	735 Post Oak Road	Fredericksburg	TX	78624

166.	2087 Ranch Road 965	Fredericksburg	TX	78624

167.	1899 Hayden Ranch Road	Fredericksburg	TX	78624

168.	7900 South Hwy 281	Lampasas	TX	76550

169.	3600 Waterview Lane	Granite Shoals	TX	78654

170.	6722 South Hwy US 87	Fredericksburg	TX	78624

	Address	City	State	Zip Code
171.	2.5 Mile NW Hall TX	Hall	TX

172.	Tivydale Road West	Harper	TX	78631

173.	18548 Ranch Rd. 479	Harper	TX	78631

174.	9851 US Hwy 281 South	Spring Branch	TX	78070

175.	That-a-Way St	Horseshoe Bay	TX	78657

176.	2640 County Road 454	Rochelle	TX	76872

177.	11801 N. US Hwy 83	Junction	TX	76849

178.	53 W FM Road 765	Eden	TX	76837

179.	122A Industrial Drive	Boerne	TX	78006

180.	114 E. Highline Road	Ingram	TX	78025

181.	610 Miller Creek Rd.	Johnson City	TX	78636

182.	9035 N US Hwy 83	Menard	TX	76859

183.	134 Blashke Road	Boerne	TX	78006

184.	2444 S. State Loop 481	Junction	TX	76849

185.	1884 Cypress Creek Rd	Kerrville	TX	78028

186.	2125 Sidney Baker	Kerrville	TX	78028

187.	1010 Sheppard Reese Rd., Interstate 10 & Hwy 39	Kerrville	TX	78028

188.	1100 Edinbugh Dr North	Kerrville	TX	78028

189.	4040 Ranch Road 2900	Kingsland	TX	78639

190.	498 County Rd 3400	Lampasas	TX	76550

191.	2098 County Road 4034	Lampasas	TX	76550

192.	8201 N US Hwy 281	Lampasas	TX	76550

193.	2120 CR 4034 76550	Lampasas	TX	76550

194.	3319 BCR 101	Lampasas	TX	76550

195.	9122 E State Hwy 71	Llano	TX	78643

	Address	City	State	Zip Code
196.	113 West Young	Llano	TX	78643

197.	11045 Co. Rd. 312	Llano	TX	78643

198.	6401 S. US Hwy 87	Mason	TX	76856

199.	120 FM 504	Lohn	TX	76852

200.	800 W. Main St.	Lometa	TX	76853

201.	16693 North US Hwy 183	Lometa	TX	76853

202.	311 K.C. 340	London	TX	76854

203.	495 Cooks Rd	Kingsland	TX	78639

204.	18140 S US Hwy 87	Mason	TX	76856

205.	728 FM 1888	Blanco	TX	78606

206.	1410 South Us Hwy 281	Marble Falls	TX	78657

207.	3000 N. US Hwy 281	Marble Falls	TX	78654

208.	705 W State Hwy 71	Marble Falls	TX	78654

209.	3906 U.S. Hwy. 377	Mason	TX	76856

210.	102 Cardinal Street	Mason	TX	76856

211.	Hwy 16, N of Llano near Babyhead	Llano	TX	78643

212.	McGee Road	Melvin	TX	76858

213.	4396 S. US Hwy. 83	Menard	TX	76859

214.	1000 First St	Menard	TX	76859

215.	1660 South State Hwy 16	Fredericksburg	TX	78624

216.	750 Hwy 41 78058	Mountain Home	TX	78058

217.	10017 U.s Hwy 290	Harper	TX	78631

218.	828 Hwy 46	Boerne	TX	78004

219.	15500 W FM 501	Pototoc	TX	76832

220.	9115 US Hwy 290 W	Johnson City	TX	78636

	Address	City	State	Zip Code
221.	16090 W. Hwy 190	Richland Springs	TX	76871

222.	4533 E US Hwy 190	Rochelle	TX	76872

223.	Off Baker Rd 12 mi NNW	Roosevelt	TX	76874

224.	2456 Copperas Access RD.	Roosevelt	TX	76874

225.	210 Rotge Ranch Rd. NW	Mountain Home	TX	78058

226.	677 RR 962W	Round Mountain	TX	78663

227.	7828 FM 1773	Menard	TX	76859

228.	419 FM 1031	San Saba	TX	76877

229.	751 S. Hwy 16	San Saba	TX	76877

230.	152 Cherry Spring Road	Frederickburg	TX	78624

231.	1175 K C 470	London	TX	76854

232.	11533 E. Ranch Rd 2169	Mountain Home	TX	78058

233.	3650 Loop 534	Kerrville	TX	78028

234.	11744A East State Hwy 71	Spicewood	TX	98669

235.	519 Oasis Pipeline Rd	Junction	TX	76849

236.	396 Thrill Hill Road	Kerrville	TX	78028

237.	7048 N. US Hwy 281	Blanco	TX	78606

238.	806 US Hwy 87	Comfort	TX	78013

239.	222 Mai Road, Hwy 16	Kerrville	TX	78028

240.	331 Private Rd. 675	Voca	TX	76887

241.	8696 US Hwy 183	Briggs	TX	78608

242.	517 Stony Lane	Frederickburg	TX	78624

243.	26 Byron Street	Boerne	TX	78066

244.	296 Canyon View, Interstate 10	Kerrville	TX	78028

245.	25 Shooting Club Road	Boerne	TX	78006

	Address	City	State	Zip Code
246.	786 Ford Street	San Angelo	TX	76901

247.	696 Strawn Lane	San Angelo	TX	76904

248.	2237 Austin Street	San Angelo	TX	76903

249.	615 W 14th Street	San Angelo	TX	76901

250.	928 Marie Street	San Angelo	TX	76901

251.	6530 Hwy 87	San Angelo	TX	76901

252.	5299 Foster Road	San Angelo	TX	76901

253.	4507 Sherwood Way	San Angelo	TX	76904

254.	1000 Algonquin Road	Big Stone Gap	VA	24219

255.	100 Communications Dr.	Bluefield	VA	24605

256.	1358 Baum Hollow Road	Big Stone Gap	VA	24219

257.	9905 N Scenic Highway	Rocky Gap	VA	24366

258.	7118 Wyrick Trail	Bland	VA	24315

259.	486 Majestic Valley Road	Lebanon	VA	24266

260.	210 Huckleberry Road	Lebanon	VA	24266

261.	Route 2 Box 82M	Lebanon	VA	24266

262.	1897 Pisgah Road	North Tazewell	VA	24651

263.	Oneida Peak Road	N Tazewell	VA	24651

264.	Circle Drive	Pembroke	VA	24136

265.	740 Glenwood Street	Cedar Bluff	VA	24609

266.	250 Tank Hill Road	Richlands	VA	24641

267.	12650 Mountain Road	Rosedale	VA	24280

268.	2969 T R Barrett Road	North Tazewell	VA	24630

269.	645 East Riverside Drive	North Tazewell	VA	24630

270.	3769 Walker Mtn Road	Wytheville	VA	24984

	Address	City	State	Zip Code
271.	1001 Circle Drive	Mullens	WV	25882

272.	1001 Circle Drive	Mullens	WV	25882

273.	16 Baldwin Branch Tower Rd	Pineville	WV	24874

274.	710 War Tower Road	War	WV	24892

275.	851 Radio Tower Road	Welch	WV	24801

276.	494 Knob View Lane	Alderson	WV	24910

277.	494 Knob View Lane	Alderson	WV	24910

278.	2516 Kieffer Road	Crawley	WV	24931

279.	31 James Monroe Drive	Lindside	WV	24951

280.	3101 Gardner Road	Princeton	WV	24740

281.	223 Beauty Mtn Tower Road	Lansing	WV	25862

282.	333 Willow Branch	Shady Springs	WV	25918

283.	2012 South Kanawha Street	Beckley	WV	25801

284.	450 Raleigh Ridge Road	Beckley	WV	25801

285.	1222 E Whitby Road	Shady Springs	WV	25918

286.	100 Scenic Drive	Rocky Gap	WV	24366

287.	717 Raleigh Street	Bluefield	WV	24701

288.	99 Bryant Street	Bluefield	WV	24701

289.	2000 Tolbert Road	Bluefield	WV	24701

290.	325 New Jersey Avenue	Beckley	WV	25801

291.	820 Knollcrest Road	Brushfork	WV	24701

292.	20348 Midland Trail	Lewisburg	WV	24901

293.	1645 Burnwell Mountain Road	Kimberly	WV	25118

294.	17959 Beckley Road	Camp Creek	WV	25820

295.	3170 Stonehouse Road	Caldwell	WV	24952

	Address	City	State	Zip Code
296.	388 Mount Jackson Heights Road	Princeton	WV	24740

297.	460 Craft Drive	Princeton	WV	24740

298.	130 Rustic Hills	Crab Orchard	WV	25827

299.	2701 Maremont Road	Bluefield	WV	24701

300.	372 Mathis Drive	Shady Springs	WV	25918

301.	309 Lilly Mountain Road	Eccles	WV	25836

302.	550 N Eisenhower Drive	Beckley	WV	25801

303.	116 Altier Tank Road	Fayetteville	WV	25840

304.	550 Tower Road	Flat Top	WV	25841

305.	1211 Gauley Mtn Tower Road	Ansted	WV	25812

306.	700 Pike Drive	Shady Springs	WV	25918

307.	Mercer County 911 office	Princeton	WV	24740

308.	300 West Main Street	White Sulphur Springs	WV	24986

309.	300 West Main Street	White Sulphur Springs	WV	24986

310.	202 Heartland Drive	Beckley	WV	25801

311.	66 Jack Smith Road (WV)	Hico	WV	25854

312.	200 Allen Lane	Hinton	WV	25951

313.	453 Greasy Ridge Road	Princeton	WV	24740

314.	5111 Ingelside Road	Princeton	WV	24740

315.	3096 Hinton Road	White Oak	WV	25989

316.	710 Feamster Road	Lewisburg	WV	24901

317.	223 Pinewood Drive	Beckley	WV	25801

318.	Country Girl Road	Beaver Pond	WV	24701

319.	7444 Smoot Road	Smoot	WV	24977

320.	646 Montgomery Tower Road	Montgomery	WV	25136

	Address	City	State	Zip Code
321.	366 Haystack Mountain Road	Scarbro	WV	25917

322.	127 Stagecoach Road	Mount Hope	WV	25880

323.	1534 Don King Lane	Muddy Creek	WV	24901

324.	766 Saddleback Tower Road	Lochgelly	WV	25866

325.	302 Pea Ridge Road	Oak Hill	WV	25901

326.	925 Cook Parkway	Oceana	WV	24870

327.	925 Cook Parkway	Oceana	WV	24870

328.	458 Simms Branch Road	Mount Hope	WV	25880

329.	120 Radio Tower Rd	Peterstown	WV	24963

330.	2246 Greasy Ridge Road	Princeton	WV	24740

331.	612 S Wickham Ave	Princeton	WV	24740

332.	Hillside Drive	Princeton	WV	24740

333.	565 Ogden Street	Prosperity	WV	25909

334.	277 Lees Tree Road	Rainelle	WV	25962

335.	106 Roberston Avenue	Beckley	WV	25801

336.	150 Mountain Edge Drive	Beaver	WV	25813

337.	3000 Sewell Mountain Road	Sandstone	WV	25985

338.	Sewell Mountain 911 Building	Meadow Bluff	WV	24977

339.	Sewell Mountain 911 Building	Meadow Bluff	WV	24977

340.	#8 Orchard Avenue	Smithers	WV	25186

341.	584 Basham Street	Sophia	WV	25921

342.	237 Wake Street	Stanaford	WV	25927

343.	636 Mattsville Road	Rock Creek	WV	25174

344.	636 Mattsville Road	Rock Creek	WV	25174

345.	540 Modlin Road	Union	WV	24983

	Address	City	State	Zip Code
346.	3696 Bittinger Lane	White Sulphur Springs	WV	24986

347.	789 Sawmill Branch Road	Minden	WV	25879

348.	781 Casey Lane	Elizabethtown	KY	42701

349.	1114 Bondville Road	Lawrenceburg	KY	40342

350.	291 Spencer Mattingly Lane	Bardstown	KY	40004

351.	105 E. Muir Ave.	Bardstown	KY	40004

352.	200 Bearwallow Road	Springfield	KY	40069

353.	580 Humphrey Lane	Bardstown	KY	40004

354.	213 Peterson Drive	Elizabethtown	KY	42701

355.	1865 Tunnell Mill Road	Bloomfield	KY	40008

356.	11920 Louisville Road	Cox Creek	KY	40013

357.	685 Smith Ridge Road (KY Hwy. 372)	Campbellsville	KY	42718

358.	701 Melrose Drive	Campbellsville	KY	42718

359.	6670 Bellwood Road	Bardstown	KY	40004

360.	2946 Battle Training Road	Elizabethtown	KY	42701

361.	525 Pleasant Union Church Road	Campbellsville	KY	42718

362.	2452 Springfield Road	Elizabethtown	KY	42701

363.	975 Meeting Creek Road	East View	KY	42732

364.	1300 Lick Skillet Road	Lawrenceburg	KY	40342

365.	210 Botland Loop	Bardstown	KY	40004

366.	6667 S. Dixie Highway	Glendale	KY	42740

367.	696 W. Buckner Hill Road	Greensburg	KY	42743

368.	5996 Chaplin Road	Willisburg	KY	40078

369.	840 Cornishville Road (Ky Hwy. 1989)	Harrodsburg	KY	40330

370.	1010 Industrial Road	Lawrenceburg	KY	40342

	Address	City	State	Zip Code
371.	335 Thornton Smith Road	Lebanon	KY	40033

372.	176 Clay Lick Road	Lawrenceburg	KY	40342

373.	381 S. Greensburg Street	Hodgenville	KY	42748

374.	296 Mt. Sherman-Ward Road	Magnolia	KY	42757

375.	2025 Lafollette Road	New Haven	KY	40051

376.	2374 New Haven Road	Bardstown	KY	40004

377.	1301 Stinson Place	Radcliff	KY	40106

378.	2265 South Wilson Road	Radcliff	KY	40160

379.	100 Cellular Lane	Elizabethtown	KY	42701

380.	3053 Louisville Road	Harrodsburg	KY	40330

381.	720 South Saint Gregory Road	Bardstown	KY	40013

382.	601 Lincoln Park Road	Springfield	KY	40069

383.	100 Overlook Road (KY Hwy. 2239)	Taylorsville	KY	40071

384.	357 Fultz Road	Hodgenville	NY	42701

385.	15385 (Rear) South Dixie Highway	Upton	KY	42784

386.	825 Otter Creek Road	Vine Grove	KY	40175

387.	470 White City Road	White City	KY	42748

388.	700 Tower Street	Albany	KY	42602

389.	638 Graham Road	Glasgow	KY	42141

390.	2830 Frenchmans Knob Road	Bonnieville	KY	42713

391.	Rt. 3 Hwy. 674	Monticello	KY	42633

392.	901 Jackson Hollow Road	Burkesville	KY	42717

393.	1202 Cane Valley Road	Columbia	KY	42728

394.	1141 Gaston Ave.	Columbia	KY	42728

395.	556 C Long Road	Columbia	KY	42728

	Address	City	State	Zip Code
396.	199 Cork Gascon Road	Edmonton	KY	42129

397.	1379 Whites Chapel Road	Glasgow	KY	42141

398.	Route 5	Monticello	KY	45633

399.	65 Aberdeen Drive, Hwy. 63	Glasgow	KY	42142

400.	156 Robert Bishop Road	Glasgow	KY	42141

401.	734 Willie Nell Road	Columbia	KY	42728

402.	2888 Grider Hill Road	Albany	KY	42602

403.	1515 Fisher Ridge Road	Horse Cave	KY	42127

404.	1101 Pine Top Road	Russell Springs	KY	42642

405.	263 North Main Street	Jamestown	KY	42639

406.	1636 Beaver Creek Rd.	Glasgow	KY	42141

407.	108 Boat Storage Road	Monticello	KY	42633

408.	Rt 7 Box 6571 Morris Hill Road	Monticello	KY	42633

409.	1080 Old Highway 90	Monticello	KY	42633

410.	752 Irwin Childress Road	Munfordsville	KY	42785

411.	511 Prewitts Knob Road	Cave City	KY	42127

412.	251 Tucker Road	Russell Springs	KY	42642

413.	1360 William Judd Road	Edmonton	KY	42129

414.	3151 Edmonton Road	Tompkinsville	KY	42167

415.	403 Martin Subdivision	Tompkinsville	KY	42167

416.	Kentucky Hwy. 1651	Whitley	KY	42653

417.	1881 Old Glassgow Road	Edmonton	KY	42129

418.	549 Farmer Road	Somerset	KY	42554

419.	850 S. Dogwood Drive	Berea	KY	40403

420.	76 Pirate Parkway	Berea	KY	40403

	Address	City	State	Zip Code
421.	7847 Somerset Road	London	KY	40741

422.	Fire Tower Road (Hwy. 80)	Somerset	KY	42501

423.	151 Jim Lambert Road	Rockcastle	KY	40403

424.	622 Water Tank Hill Rd.	Brodhead	KY	40409

425.	1155 Hill Road	Somerset	KY	42501

426.	1951 Irvine Road	Richmond	KY	40475

427.	4060 Igo Road	Richmond	KY	40475

428.	921 Perry Street	Danville	KY	40422

429.	7339 North US Hwy. 25	East Bernstadt	KY	40729

430.	Madison Drive (Telford Hall)	Richmond	KY	40475

431.	Ellison Pulaski County Line Road	Eubank	KY	42567

432.	102 Stonehenge Dr	London	KY	40744

433.	31 Laddie	Somerset	KY	42501

434.	Barnes Mill Road	Richmond	KY	40475

435.	10255 N. US25	East Bernstadt	KY	40279

436.	801 S 4th Street	Danville	KY	40423

437.	Robinsons Pike	Stanford	KY	40484

438.	489 Richmond Road	Lancaster	KY	40444

439.	305 Langdon Street	Somerset	KY	42503

440.	Route 3, Box 80, KY 1505 & Mt. Zion Road	Brodhead	KY	40409

441.	316 Smith Road	Liberty	KY	42539

442.	361 Hatfield Road	Liberty	KY	42539

443.	340 North Laurel Road/Highway 25	London	KY	40741

444.	Big Hill Avenue (US 25)	Richmond	KY	40475

445.	Rt 5 Box 171-K	Mt. Vernon	KY	40456

	Address	City	State	Zip Code
446.	701 Burnetta Road	Faubush	KY	42544

447.	99 Sam Jones Road	Somerset	KY	42503

448.	464 North Hart Rd	Somerset	KY	42501

449.	710 Cox Street	Perryville	KY	40468

450.	4213 Persimmon Knob Road	Junction City	KY	40440

451.	1515 Fisher Ridge Road	London	KY	40744

452.	627 Freedom Church Rd.	Mt. Vernon	KY	40456

453.	2362 Irvine Road Suite D & E & F	Richmond		KY 40475

454.	Chestnut Ridge Road, Route 5 Box 448	Livingston	KY	40445

455.	389 Ware Road	Science Hill	KY	42553

456.	325 Sears Cemetery Road	Somerset	KY	42501

457.	480 Rockquarry Road	Somerset	KY	42503

458.	1248 Bourbon Road	Somerset	KY	42501

459.	1652 N. Highway 1223	Corbin	KY	40701

460.	165 Foster Road	Stanford	KY	40484

461.	176 Kennedy lane	Richmond	KY	40475

462.	1099 Sunnyside Church Road	Somerset	KY	42503

463.	112 Whites Station Road	Berea	KY	40403

464.	Route 1 Box 517A	Ewing	KY	41039

465.	685 Stoney Creek Road	Carlisle	KY	40311

466.	148 Dogwood Lane	Salt Lick	KY	40371

467.	1910 Dutch Ridge Rd.	Augusta	KY	41002

468.	1963 Convict Pike	Fleminsburg	KY	41041

469.	HC 71 Park Road	Frenchburg	KY	40322

470.	Route 2, Box 76M, Goddard-Pea Ridge Road	Wallingford	KY	41093

	Address	City	State	Zip Code
471.	6748 US 68	Mays Lick	KY	41055

472.	1188 Connector Road	Ewing	KY	41039

473.	6144 US Hwy 68	Maysville	KY	41056

474.	Balcony Hills Road; 15 Aberdeen Village	Aberdeen	OH	45101

475.	1062 Maysville Road	Carlisle	KY	40311

476.	3300 Forestry Ridge Road	Morehead	KY	40351

477.	499 Quail Hollow Road	Morehead	KY	40351

478.	Cartmell Hall, Vaughn Drive & University Blvd.	Morehead	KY	40351

479.	2122 Levee Road	Mt. Sterling	KY	40353

480.	2002 Maysville Road	Mt. Sterling	KY	40353

481.	1503 Fleming Road	Maysville	KY	41056

482.	713 Miller’s Scenic View Drive	Owingsville	KY	40350

483.	963 McDowell Flat Road	Wallingford	KY	41093

484.	557 Hunters Lane	Morehead	KY	40351

485.	3899 Stepstone Road	Owingsville	KY	40360

486.	Shaw Hollow Road	Tollesboro	KY	41189

487.	Route 1, Box 281C, Alum Rock Ridge Road	Vanceburg	KY	41179

488.	1306 Golf Manor Drive	Maysville	KY	41056

489.	281 Green Valley Road	Carmichaels	PA	15320

490.	SR 2002	Mt. Morris	PA	15327

491.	239 Brownsville Road	Brownsville	PA	15438

492.	889 Mason Ridge Road	Mt. Morris	PA	15349

493.	1097 Farm Road	Uniontown	PA	15401

494.	1550 Isabella Road	Connellsville	PA	15425

495.	905 Fireman Street	Connellsville	PA	15425

	Address	City	State	Zip Code
496.	2241 Dinner Bell 5 Forks Road	Farmington	PA	15437

497.	144 Martin Road	Henry Clay Township	PA	15459

498.	126 Johnson Road	Kirby	PA	15370

499.	1400 Porter Street	Waynesburg	PA	15370

500.	249 Wahula Road	Carmichaels	PA	15320

501.	144 Turkeyfoot Rd.	Mill Run	PA	15464

502.	44 South West	Franklin Township	PA	15276

503.	599 Old Braddock Rd	Lemont Furnance	PA	15456

504.	164 Jumonville Road	Uniontown	PA	15401

505.	Township Road 540, RD #2	Perryopolis	PA	15473

506.	Rd 1 Box 40	Dillinger	PA	15327

507.	3P Wades Run Road	Mt. Morris	PA	15349

508.	556 McClellandtown Road	Uniontown	PA	15401

509.	847 North Richill Street	Haydentown	PA	15370

510.	410 Jackie Franks Road	Haydentown	PA	15436

511.	614 Old Pittsburg Road	Uniontown	PA	15401

512.	52 West Main Street	Uniontown	PA	15401

513.	1930 Pittsburgh Road (RT 51)	Watersburg	PA	15488

514.	RR1 Box 470 Duck Pond Road	Connellsville	PA	16426

515.	U.S. Route 19	Whitely Township	PA	15370

516.	Wells Run Road (Route 2)	Friendly	WV	26146

517.	4797 Ketzel Hill Road	Sardis	OH	43946

518.	RR 1 Box 288	Friendly	WV	26146

519.	U.S. Route 33 and 119	Glenville	WV	26351

520.	Box 97A, Rt 1, Victory Ridge Road	Harrisville	WV	26362

	Address	City	State	Zip Code
521.	252 Shared Tower Road	Jane Lew	WV	26378

522.	43558 Long Ridge Road	Sardis	OH	43946

523.	Route 1 Box 83, Tarkiln Run Road	Salem	WV	26426

524.	Route 1 Box 115 Whiteman Hill Road	New Martinsville	WV	26155

525.	700 Goosepen Road	Roanoke	WV	26452

526.	1070 Smith Ridge Road	Sistersville	WV	26175

527.	504 Tower Road	St. Mary’s	WV	26170

528.	112 A. Route 7 situated in the Newport Township	Newport	OH	45768

529.	333 Skin Creek Road	Weston	WV	26378

530.	310 Louise Ave., Box 236	West Union	WV	26456

531.	1921 Berlin Road	Weston	WV	26452

532.	1921 Berlin Road	Weston	WV	26452

533.	1921 Berlin Road	Weston	WV	26452

534.	343 Spring Street	Weston	WV	26452

535.	129 1/2 Sterling Rd	Fairmont	WV	26554

536.	3678 Fairmont Road	Morgantown	WV	26501

537.	Route 3, Box 147K	Bruceton Mills	WV	26525

538.	9102 Belasco Road	Bridgeport	WV	26330

539.	707 Bridgeport Hill Road	Clarksburg	WV	26301

540.	360 Tunnel Drive	Bristol	WV	26426

541.	PO Box 6572	Morgantown	WV	24506

542.	249 Brewer Road	Morgantown	WV	26508

543.	Rt 5 Box 16	Bruceton Mills	WV	26525

544.	210 Hampton Road	Fairmont	WV	26554

545.	1 Pleasant Ave.	Kingwood	WV	26537

	Address	City	State	Zip Code
546.	60 Cable Lane	Morgantown	WV	26505

547.	1138 Chestnut Ridge Road	Morgantown	WV	26505

548.	9141 Murphy Road	Clarksburg	WV	26301

549.	9202 Lowndes Hill Road	Clarksburg	WV	26301

550.	2095 Sand Springs Road	Morgantown	WV	26505

551.	1568 Brookhaven Road	Morgantown	WV	26508

552.	5000 Greenbag Road	Morgantown	WV	26501

553.	430 Barcus Tower Road	Grafton	WV	26354

554.	WV County Road 38 (375 Shelby Road)	Grafton	WV	26354

555.	WV County Road 38 (375 Shelby Road)	Grafton	WV	26354

556.	206 Warder Ave.	Grafton	WV	26354

557.	State Line Road, Route 12	Bruceton Mills	WV	26525

558.	387 High Street	Morgantown	WV	26505

559.	1577 Tulip Lane	Fairmont	WV	26554

560.	202 Burns Chapel Road	Morgantown	WV	26505

561.	558 Barnett’s Run Tower Road	Bridgeport	WV	26330

562.	I Road Caddell Mountain	Terra Alta	WV	26764

563.	1903 Fairmont Rd (SR 19)	Morgantown	WV	26501

564.	Route 1 Box 360 or CR 73	Bruceton Mills	WV	26525

565.	9082 Rockford Road	Lost Creek	WV	26385

566.	Off of Flaggy Meadow Road	Mannington	WV	26582

567.	Off of Flaggy Meadow Road	Mannington	WV	26582

568.	1000 Fairgrounds Rd.	Grafton	WV	26354

569.	9201 Joy Lane	Bridgeport	WV	26330

570.	1500 Oregon Ave.	Fairmont	WV	26554

	Address	City	State	Zip Code
571.	1616 Mileground Road	Morgantown	WV	26505

572.	49 Scenic Wood Lane	Monongah	WV	26554

573.	254 Scott Avenue Annex	Morgantown	WV	26505

574.	2200 Industrial Park	Morgantown	WV	26501

575.	100 Hershman Village Road	Morgantown	WV	26505

576.	Westover Exit off I-79	Morgantown	WV	26501

577.	3 Errett Rodgers Drive	Morgantown	WV	26505

578.	2161 Smithtown Rd	Morgantown	WV	26508

579.	2918 Point Marion Road	Morgantown	WV	26505

580.	Secondary Route 250/3	Philippi	WV	26416

581.	1000 Venture Drive	Morgantown	WV	26508

582.	290 State Farm Road	Grafton	WV	26354

583.	700 Elmwood Lane	Stonewood	WV	26301

584.	3900 Industrial Park Road	Morgantown	WV	26505

585.	100 Rock Forge Lane	Dellslow	WV	26531

586.	99 Knob Street	Morgantown	WV	26505

587.	CR 50/4 (Cherry Camp Run)	Bristol	WV	26332

588.	CR 50/4 (Cherry Camp Run)	Bristol	WV	26332

589.	73/1 Chestnut Ridge Road	Bruceton Mills	WV	26525

590.	9120 Vine Street	Shinnston	WV	26431

591.	9120 Vine Street	Shinnston	WV	26431

592.	3650 Smithtown Road	Morgantown	WV	26505

593.	County Road 43/1	Osage	WV	26543

594.	117 A Suds Run Road	Mount Claire	WV	26408

595.	Goodwill Hill Road	Morgantown	WV	26505

	Address	City	State	Zip Code
596.	One Freeman Hill Road	Bridgeport	WV	26330

597.	226 Guston Road	Morgantown	WV	26501

598.	900 West Jackson Street	Westover	WV	26501

599.	50 Middleton Rd.	Fairmont	WV	26554

600.	Box 667A, Rt 6, Davissons Run	Clarksburg	WV	23601

601.	Marion County Route 73/5	Fairmont	WV	26554

602.	9101 Jarvisville Road	Salem	WV	26426

603.	County Road 128	Caldwell	OH	43724

604.	4987 Spanson Drive	Uhrichsville	OH	44683

605.	11206 Stone Creek Road	Newscomerstown	OH	43832

606.	11135 Seneca Lane	Byesville	OH	73723

607.	Route 22 NE	Cadiz	OH	43997

608.	44955 County Road 60	Caldwell	OH	43724

609.	62707 Marrietta Road	Cambridge	OH	43725

610.	61587 Southgate Rd	Byesville	OH	43725

611.	2162 Goshen Hill Road SE	New Philadelphia	OH	44663

612.	7540 Fort Laurens Road	Strasburg	OH	44680

613.	Summit Twp Road 272	Lewisville	OH	43754

614.	2250 Red Hill Road	Dover	OH	44663

615.	5080 Cass Irish Road	Dresden	OH	43725

616.	540 Asbury Chapel Road	Hopewell	OH	43746

617.	525 Chapel Hill Road	Zanesville	OH	43701

618.	9567 Bell Road	Cambridge	OH	43725

619.	709 Military Road	Zanesville	OH	43701

620.	County Road 65	New Concord	OH	43762

	Address	City	State	Zip Code
621.	1436 Stone Creek Road SW	New Philadelphia	OH	44663

622.	1456 Ridge Road NE	New Philadelphia	OH	44663

623.	220 Park Hill Drive	Newcomerstown	OH	43832

624.	Off of Township Road 8368	Kimbolton	OH	43749

625.	140 Spry Road	Zanesville	OH	43701

626.	64393 Range Road	Lake City	OH	43755

627.	5046 Post Boy Road	New Comerstown	OH	43822

628.	22309 Bridgewater	Quaker City	OH	43773

629.	53451 Seneca Lake Road	Senecaville	OH	43780

630.	15568 Hatchery Road	Senecaville	OH	43780

631.	2650 Darlington Drive	Zanesville	OH	43701

632.	3971 Williams Lake Road	Stone Creek	OH	43840

633.	2643 Zutavern Church Road, SW	Strasburg	OH	44680

634.	225 Hillcrest Drive, NW	Sugarcreek	OH	44681

635.	Township Hwy 297	Caldwell	OH	43724

636.	65957 Read Road	Cambridge	OH	43725

637.	8475 Moravian Trail	Dennison	OH	44621

638.	1100 Blandy Avenue	Zanesville	OH	43701

639.	53506 Old Infirmary Road	Pleasant City	OH	43772

640.	1030 Market Street	Logan	OH	43138

641.	3150 Panther Drive	New Lexington	OH	43764

642.	426 E. Exchange	Jerseyville	IL	62052

643.	306 Highway M38	Baraga	MI	49908

644.	15801 East Shore Rd.	Bergland	MI	49910

645.	N2035 County Road, KCH	Big Bay	MI	49808

	Address	City	State	Zip Code
646.	N2124 Rangeline Road	Menominee	MI	49858

647.	57167 Rockland St.	Calumet	MI	49913

648.	County Road FFB	Champion	MI	49814

649.	5 S 7th Street	Crystal Falls	MI	49920

650.	1005 Co. Road 510	Negaunee	MI	49866

651.	Siitonen Farm Road	Allouez	MI	49913

652.	750 M-35 West	Gwinn	MI	49841

653.	49567 Blesent Road	Hancock	MI	49930

654.	W1897 Harbor Point Road	Wallace	MI	49893

655.	W 550 Vesser Road	Harris	MI	49845

656.	Lystila Road -1 Mile SWt of Herman	Herman	MI	49908

657.	47231 N. Paradise Road	Huronton	MI	49931

658.	1602 EB Street	Iron Mountain	MI	49801

659.	Bates Tower Road, 0.6 km S of Hwy 2, 6 km O of Iro	Iron River	MI	49935

660.	75 Reagan Ave.	Iron River	MI	49935

661.	Range Comm Tower	Bessemer	MI	49911

662.	650 Cliffs Drive	Negaunee	MI	49866

663.	150 Malton Rd	Ishpeming	MI	49849

664.	620 N. Hopper Street	Kingsford	MI	49802

665.	Building 154, Calumet Air Force Station	Lake Gratiot	MI	49908

666.	Building 154, Calumet Air Force Station	Lake Gratiot	MI	49908

667.	214 North Front Street	Marquette	MI	49855

668.	M-35, Lathrop	Rock	MI	49880

669.	Pine Street	Marenisco	MI	49947

670.	602 County Road 553	Marquette	MI	49855

	Address	City	State	Zip Code
671.	602 County Road 553	Marquette	MI	49855

672.	1002 Wright Street	Marquette	MI	49855

673.	Midway Industrial Park Drive	Negaunee	MI	49866

674.	1800 36th Avenue	Menominee	MI	49858

675.	N1890 Briar Mountain Road	Norway	MI	49870

676.	42251 N., No. 7 Dry Flats Road	Painesdale	MI	49955

677.	1/2 mi NW	Rockland	MI	49953

678.	SR-95	Sagola	MI	49881

679.	1100 North Sporley Lake Road	Little Lake	MI	49841

680.	1100 North Sporley Lake Road	Little Lake	MI	49841

681.	E. Johnson Road & Hwy. 41	Skandia	MI	49885

682.	W4052 County Road 360	Stephenson	MI	49813

683.	455 North Superior Ave.	Baraga	MI	49908

684.	E24275 Old U.S. 2 East	Watersmeet	MI	49969

685.	316 yrds West of SR-95 going south	Republic	MI	49879

686.	3521 Mill Street SE	Bemidji	MN	56601

687.	1427 Norton Ave. NW	Bemidji	MN	56601

688.	CR 405 & Summac Road	Bemidji	MN	56601

689.	Forest RT 2436	Blackduck	MN	56630

690.	134 Lomen Ave. SE	Solway	MN	56678

691.	1200 Ottum Road	Bigfork	MN	55628

692.	2nd Road (end of road)	Calumet	MN	55716

693.	1435 County Road	Coleraine	MN	55722

694.	494 County Road 139	Deer River	MN	56636

695.	2515 US Hwy 2	Grand Rapids	MN	55744

	Address	City	State	Zip Code
696.	935 NW 6th Ave.	Grand Rapids	MN	55744

697.	3550 S. Hwy. 169	Grand Rapids	MN	55744

698.	1618 Highway 71	International Falls	MN	56649

699.	352 15th Street	International Falls	MN	56649

700.	4600 Highway 217	Little Fork	MN	56653

701.	1386 County Road 48	Marcell	MN	55744

702.	County Road 4 & Forest Road 3197	Max	MN	56681

703.	12271 Hwy 71	Northhome	MN	56661

704.	20374 US2	Warba	MN	55793

705.	CR 106	Two Harbors	MN	55616

706.	365 Old Ski Hill Road	Grand Marais	MN	55604

707.	21 Shop Hill Road	Silver Bay	MN	55614

708.	984 Scenic Drive	Two Harbors	MN	55616

709.	5861 Hope Road SE	Nelson	MN	56355

710.	5861 Hope Road SE	Nelson	MN	56355

711.	720 Hawthorne Street	Alexandria	MN	56308

712.	936 NW 6th Ave.	Alexabdria	MN	56308

713.	1095 210th Ave. SW	Appleton	MN	56208

714.	18685 210th Street	Audubon	MN	56511

715.	15988 County Hwy. 59	Vining	MN	56588

716.	10th Street SE	Benson	MN	56215

717.	Rural Route 1	Breckenridge	MN	56520

718.	Rt. 5 Box 173	Fergus Falls	MN	56537

719.	25120 State Hwy. 29	Henning	MN	56551

720.	Detroit Mountain Road	Detroit Lakes	MN	56501

	Address	City	State	Zip Code
721.	916 8th Street SE	Detroit Lakes	MN	56501

722.	394 W. Clark Street	Eagle Bend	MN	56446

723.	Box 953	Elbow Lake	MN	56531

724.	8783 Green Acre Road NW	Evansville	MN	56326

725.	8783 Green Acre Road NW	Evansville	MN	56326

726.	24591 190th Ave.	Fergus Falls	MN	56537

727.	226 E. Washington	Fergus Falls	MN	56538

728.	1010 Redwood Lane	Fergus Falls	MN	56537

729.	50921 Black Diamond Road	Frazee	MN	56544

730.	4320 County Rd. 22 NW	Garfield	MN	56332

731.	CR 18 & TWP Road 183	Starbuck	MN	56334

732.	20812 120 Street	Glenwood	MN	56334

733.	RR1, Box 68A	Hoffman	MN	56339

734.	8421 CO RD 27 SW	Alexandria	MN	56308

735.	29149 410th st	Dent	MN	56528

736.	3027 3rd Street	Lake Park	MN	56554

737.	4.1 km SW of US 71 & SR 287 SWW of Long Prairie	Long Prairie	MN	56347

738.	Rural Route 4, Box 175	Long Prairie	MN	56347

739.	2.3 KM NW of Int. of US-59 & SR28 N of Morris	Morris	MN	56267

740.	35087 Highway 10	Motley	MN	56466

741.	35175 State Highway 106	New York Mills	MN	56567

742.	18951 Sportsman Rd	Audubon	MN	56511

743.	49499 Hwy 34	Osage	MN	56570

744.	RR 1, Box 400	Richville	MN	56576-9783

745.	RR 3 Box 366	Parkers Prairie	MN	56361-9403

	Address	City	State	Zip Code
746.	RT 1 Box 355	Vergas	MN	56587

747.	19320 510th Street	Pelican Rapids	MN	56572

748.	1/2 MI NW of Pelican Rapids	Pelican Rapids	MN	56572

749.	CR 53 (1.3 mi N of Richdale)	New York Mills	MN	56567

750.	41732 Hwy 78	Perham	MN	56573

751.	35600 Street Hwy. 34	Detroit Lakes	MN	56501

752.	34393 Co Hwy. 21	Rothsay	MN	56579

753.	County Hwy 9	Sebeka	MN	56477

754.	2.5 km NWW of int. SR-27 & 28/ 7.8 NNW of Swanvill	Swansville	MN	56382

755.	2204 County Highway 37	Detroit Lakes	MN	56501

756.	SR 210	Underwood	MN	56586

757.	CR 1 & CR 107	Wadena	MN	56482

758.	103 Jefferson St. N	Wadena	MN	56482

759.	RR 2 Box 56	Sauk Center	MN	56378

760.	C R 86 - off of 18	Aitkin	MN	56431

761.	35456 422nd Place	Aitkin	MN	56431

762.	28697 State RT 34	Akeley	MN	56433

763.	557-44th Street SW	Backus	MN	56435

764.	.16 km SE from Jct of CR13 on CR6 / 1.5 km W	Barnum	MN	55707

765.	9864 70th Ave.	Brainerd	MN	56401

766.	1800 Industrial Park Road	Baxter	MN	56425

767.	15042 Inglewood Drive	Baxter	MN	56425

768.	12233 Hwy. 18E	Brainerd	MN	56401

769.	16352 Crooked Lake Road	Deerwood	MN	56444

770.	1st Ave West .8 mi S of US Hwy. 2	Bena	MN	56626

	Address	City	State	Zip Code
771.	NM 1/4 of the SE 1/4 of Section 17, Township 143N,	Walker	MN	56473

772.	2801 Oak Ridge Road, SE	Brainerd	MN	56401

773.	2801 Oak Ridge Road, SE	Brainerd	MN	56401

774.	1559 Highway 210 NE	Brainerd	MN	56401

775.	101 13th Street	Brainerd	MN	56401

776.	723 Todd Street	Brainerd	MN	56401

777.	NE of int. Wildwood Ln & CR11	Pequot Lakes	MN	56472

778.	Douglas Road	Carlton	MN	55718

779.	15470 State RT 371	Cass Lake	MN	56633

780.	1102 Olympic Drive	Cloquet	MN	55702

781.	277 Highway 33	Cloquet	MN	55720

782.	885 County Road	Cromwell	MN	55726

783.	21515 Bergren Road	Ironton	MN	56455

784.	1073 1st Street SW	Crosby	MN	56441

785.	31353 E. Horseshoe Lake Road	Crosby	MN	56441

786.	35910 County Rd 66	Crosslake	MN	56442

787.	CR32 and Fleming	Askov	MN	55704

788.	6207 Hwy. 371 North	Brainerd	MN	56401

789.	HCR Rt 2 Box 86	Emily	MN	56537

790.	165 Mattson Road	Esko	MN	55733

791.	109 268th Street	Fort Ripley	MN	56449

792.	Adams and Hayes Street	Garrison	MN	56401

793.	44422 Timber Trail Road	Onamia	MN	56359

794.	10458 County Road 1 SW	Pillager	MN	56473

795.	11120 East Gull Lake Drive	Baxter	MN	5642

	Address	City	State	Zip Code
796.	41486 350th Place	Aitkin	MN	56431

797.	2374 Highway 371 NW	Hackensack	MN	56452

798.	56166 US Hwy 169	Palisade	MN	56469

799.	100 Quanda Road	Hill City	MN	55748

800.	Route 1, Box 2132	Hinckley	MN	55037

801.	County Highway 115	Straight River	MN	56464

802.	39722 10th Avenue	Isle	MN	56342

803.	27362 State Hwy. 210	Aitkin	MN	56431

804.	SW Kabekona Corner, Laporte Cite	Lake George	MN	56458

805.	Township Road No. 30	Spalding	MN	55760

806.	County Road 57	Lawler	MN	55760

807.	Route 5, Box 26A	Little Falls	MN	56345

808.	CR 7 about 8.2mi E of Longville	Backus	MN	56435

809.	2827 CR 4	Barnum	MN	55707

810.	31637 230th Street	Malmo	MN	56431

811.	RT 18 and 20	Finlayson	MN	55735

812.	Rt 25 and Long Lake	Brainerd	MN	56401

813.	Section 6, Twp. 40, Range 20	Hinckley	MN	55037

814.	4350 Halgren Rd.	Moose Lake	MN	55767

815.	1725 Old Highway 23N	Ogilvie	MN	56438

816.	2023 Highway 23	Mora	MN	55051

817.	1823 Lower Roy Lake Road	Nisswa	MN	56468

818.	410 East River Road	Brainerd	MN	56401

819.	Hwy. 169 & Tamarac	Onamia	MN	56359

820.	1003 W. Hwy. 27	Onamia	MN	56359

	Address	City	State	Zip Code
821.	185th Ave. (Rt. 3 Box 17)	Park Rapids	MN	56470

822.	212 West 2nd Street	Park Rapids	MN	56470

823.	12873 County Road 32	Park Rapids	MN	56470

824.	9020 County Rd. 18	Baxter	MN	56425

825.	30925 2nd Street	Pequot Lakes	MN	56472

826.	25839 Old Mill Road	Merrifield	MN	56465

827.	26748 163rd Street	Pierz	MN	56364

828.	.7 km NNW of int. of CR101 & on Birch Hill Road	Staples	MN	56479

829.	Rt. 2 Box 264	Pine City	MN	55063

830.	Fire # S1888	Pine River	MN	56474

831.	8756 215th Street	Randall	MN	56475

832.	MN Trunk Highway 200	Remer	MN	56672

833.	6571 State Hwy 200 NE	Remer	MN	56672

834.	16130 Hwy. 210	West Ironton	MN	56455

835.	205 Chestnut Street	Royalton	MN	56373

836.	27377 US Highway 169	Onamia	MN	56359

837.	6403 Turtle Road	Finlayson	MN	55735

838.	25085 Nurses Road	Sanstone	MN	55072

839.	2235 Mission Road	Cloquet	MN	55720

840.	2296 US Hwy 2 NW	Cass Lake	MN	56633

841.	8480 100th Avenue	Little Falls	MN	56354

842.	26951 490 Street	Staples	MN	56479

843.	2400’ SSW from int. of SR-210	Sylvan	MN	56473

844.	4524 44th Street	Hackensack	MN	56452

845.	510 Tower Road	Upsala	MN	56384

	Address	City	State	Zip Code
846.	401 Tower Ave.	Walker	MN	56484

847.	3080 Walters Road	Willow River	MN	55795

848.	2010 E. 7th Ave.	Duluth	MN	55803

849.	3546 Haines Road	Duluth	MN	55811

850.	5294 Rice Lake Road	Duluth	MN	55803

851.	County Road 467 (Heino Road)	Angora	MN	55703

852.	5139 Arnold Road	Duluth	MN	55803

853.	4402 Rice Lake Road	Duluth	MN	55811

854.	8217 East CR-L	Lake Nebagamon	WI	54849

855.	3301 Belknap Street	Superior	WI	54889

856.	6332 Hwy. 1 94	Saginaw	MN	55779

857.	3107 Tower Ave.	Superior	WI	54880

858.	325 South Lake Avenue	Duluth	MN	55802

859.	3051 Hwy. 53, Anchor Lake Forest Road	Central Lakes	MN	55734

860.	Hwy. 35 - 40.2 km S of Superior	Foxboro	WI	54836

861.	3780 London Rd	Duluth	MN	55804

862.	100 Elizabeth Street	Duluth	MN	55811

863.	4th Ave. NE 9 1/2 NE	Chisolm	MN	55719

864.	512 Skyline Boulevard	Cloquet	MN	55720

865.	401 North Highway 33	Cloquet	MN	55720

866.	2801 East 4th Street	Duluth	MN	55812

867.	9632 Ashwa Road	Cook	MN	55723

868.	.5 KM NNW of junct CR973 & US 53, .1 km N of Cotto	Cotton	MN	55724

869.	7475 Crane Lake Road	Crane Lake	MN	55725

870.	416 West 10th Street	Duluth	MN	55811

	Address	City	State	Zip Code
871.	4418 Haines Road	Duluth	MN	55811

872.	4901 Grand Avenue	Duluth	MN	55807

873.	2D Avenue	Ely	MN	55731

874.	7.5 km N of Aurora	Embarrass	MN	55732

875.	902 Elba Ave.	Eveleth	MN	55734

876.	Highway 73 & RT 2	Floodwood	MN	55736

877.	4861 Lindahl Road	Duluth	MN	55811

878.	NR Lookout tower 1.6 km N Hwy. 53, 1 mile North o	Orr	MN	55771

879.	Fire # 9951E Williams Drive	Gordon	WI	54838

880.	4443 Brandon Road	Brookston	MN	55711

881.	5049 South Sam Anderson Road	South Range	WI	54874

882.	Hawk Circle Drive	Hermantown	MN	55810

883.	5250 Cameron Road	Hermantown	MN	55810

884.	3621 Tower Road	Hibbing	MN	55744

885.	East Park Drive	Hibbing	MN	55746

886.	1210 1st. Ave.	Hibbing	MN	55746

887.	Septic Plant Road	Hoyt Lakes	MN	55750

888.	1.6 KM W of Hwy. 53 along Rt 8	Independence	MN	55779

889.	County Road 44	Duluth	MN	55802

890.	3 mi W of Hwy. 53, Kabetogama Township, MN or 3046	Kinmount	MN	55771

891.	1276 Shilhon Road	Knife River	MN	55609

892.	11550 E. Industrial Park Rd.	Lake Nebagamon	WI	54849

893.	2102 Trinity Road	Duluth	MN	55811

894.	1525 Woodcrest Drive	Duluth	MN	55803-3605

895.	4628 Pitt Street	Duluth	MN	55804

	Address	City	State	Zip Code
896.	2011 West 2nd Street	Duluth	MN	55816-0900

897.	4960 S Dump Road	Maple	WI	54854

898.	2475 S Wieberg Point Road	Markham	MN	55763

899.	5600 Maple Hill Road	Duluth	MN	55810

900.	1408 Maple Grove Road	Duluth	MN	55811

901.	6389 Tower Road	Duluth	MN	55803

902.	3500 Lester River Road	Lakewood	MN	55804

903.	12907 Palmquist Road	Orr	MN	55771

904.	2553 E. Gogebic Street	Superior	WI	54880

905.	4741 East County Highway B	Superior	WI	54880

906.	4787 Midway Road	Duluth	MN	55811

907.	1620 Lavaque Road	Duluth	MN	55810

908.	2 Foxtrail Ave.	Duluth	MN	55810

909.	1602 London Road	Duluth	MN	55812

910.	CR - 65 Green Rock Road	Hibbing	MN	55746

911.	US-53	Solon Springs	WI	54873

912.	9315 Westgate Blvd	Duluth	MN	55810

913.	1200 Kenwood Ave.	Duluth	MN	55811

914.	100 North Central Avenue	Duluth	MN	55807

915.	S Grand Road	South Range	WI	54874

916.	1901 Winter St	Superior	WI	54880

917.	1316 North 14th Street	Superior	WI	54880

918.	2328 14th Street	Superior	WI	54480

919.	1507 North 1st Street	Superior	WI	54880

920.	North 5th and Bayfront	Superior	WI	54880

	Address	City	State	Zip Code
921.	4700 Albany Ave.	Superior	WI	54880

922.	11 East Superior Street, suite 430	Duluth	MN	55802

923.	Hwy. 169 N, Lee Mine Road	Tower	MN	55790

924.	222 N. 2nd Ave. E	Duluth	MN	55816

925.	239 Canosia	Duluth	MN	55811

926.	550 3rd Ave North	Virginia	MN	55792

927.	Moore Drive, Midway Hill	Virginia	MN	55792

928.	6380 Hwy. 53	Virginia	MN	55792

929.	Minneapolis Ave. & Mankato St.	Duluth	MN	55802

930.	1585 Highway 46	Balsam Lake	WI	54810

931.	1585 Highway 46	Balsam Lake	WI	54810

932.	11 11 34 Street	Barron	WI	54812

933.	1216 Memorial Drive	Barron	WI	54812

934.	Sucker Creek Road	Birchwood	WI	54817

935.	3 MI SE on 11 3/4 Avenue	Cameron	WI	54822

936.	233 Hillcrest Drive	Cameron	WI	54822

937.	1468 Leonard Street	St. Croix Falls	WI	54024

938.	2307 7-1/2 Street	Chetek	WI	54728

939.	1.5 Miles SW on Hwy. G	Cumberland	WI	54829

940.	1115 Marshall St.	Cumberland	WI	54829

941.	2125 12 1/2 Street	Cumberland	WI	54829

942.	3 miles NE of Hwy. 77	Danbury	WI	54830

943.	310th Ave. & 130th Street	Frederic	WI	54837

944.	110 Tower Rd	Grantsburg	WI	54840

945.	2874 20th Street	Rice Lake	WI	54868

	Address	City	State	Zip Code
946.	10240 Tower Road	Hayward	WI	54843

947.	24675 Bashaw Lake Road	Hertel	WI	54845

948.	2640 25th Ave.	Rice Lake	WI	54868

949.	W5775 Hwy. 53	Minong	WI	54859

950.	5598 State Road	Webster	WI	54893

951.	2016 18 3/4 Street	Rice Lake	WI	54868

952.	SW Corner of Coleman St./College Drive	Rice Lake	WI	54868

953.	2860 20th Ave	Rice Lake	WI	54868

954.	County V	Ridgeland	WI	54763

955.	W5786 Heistercamp Road	Shell Lake	WI	54871

956.	23789 Peterson Road	Siren	WI	54872

957.	1403 First Street	Spooner	WI	54801

958.	903 Pine Street	St. Croix Falls	WI	54024

959.	300 N Adams St	St. Croix Falls	WI	54024

960.	Stone Lake Road	Stone Lake	WI	54876

961.	2N9001 US HWY 53	Trego	WI	54888

962.	1545 83/4 Street	Almena	WI	54805

963.	Rt 2 Box 744	Ashland	WI	54806

964.	319 Chapple Ave.	Ashland	WI	54806

965.	73616 US Hwy 2	Odanah	WI	54861

966.	1630 N. Highway 40	Bruce	WI	54819

967.	W1770 Highway 8	Hawkins	WI	54530

968.	6583 Larsen Road	Couderay	WI	54828

969.	10426 Bay Ave.	Hayward	WI	54843

970.	133 Germania Road	Hurley	WI	54534

	Address	City	State	Zip Code
971.	Hart Lake Road	Iron River	WI	54847

972.	Highway 8 West	Ladysmith	WI	54848

973.	CR MM	Mellen	WI	54546

974.	4990 Mercer Lake Road	Mercer	WI	54547

975.	W7522 Hwy. 70	Fifield	WI	54524

976.	105 North Avon Ave.	Phillips	WI	54555

977.	1859 Danialson Road	Ogema	WI	54459

978.	Maple Hill & Church Corner Roads	Washburn	WI	54891

979.	9955 Sunnyside Road	Antigo	WI	54409

980.	1000 W. Peirce Ave.	Antigo	WI	54409

981.	5374 CR “H”	Boulder Juntion	WI	54873

982.	Buckeye Lookout Tower Road	Florence	WI	54121

983.	1201 East Glenn Tower Road	Crandon	WI	54520

984.	3910 Tower Road	Eagle River	WI	54521

985.	412 Wisconsin Street	Eagle River	WI	54521

986.	1922 Forest Lane	Eagle River	WI	54521

987.	Lookout Mt. on Hillside Drive	Harrison	WI	54435

988.	Lookout Mt. on Hillside Drive	Harrison	WI	54435

989.	Lookout Mt. on Hillside Drive	Harrison	WI	54435

990.	W9934 State Road 64	Corning	WI	54452

991.	N 11996 Heafford Road	Tomahawk	WI	54487

992.	County Trunk Highway J	Irma	WI	54442

993.	Water Tank Chicago Road	Lac Du Flambeau	WI	54538

994.	SR “B” Near Forest Lake Road	Merrill Lake	WI	54540

995.	5356 A Street	Laona	WI	54541

	Address	City	State	Zip Code
996.	210090 County Rd. W	Winchester	WI	54557

997.	N3626 Shattuck Street	Medford	WI	54451

998.	1625 East College Ave.	Medford	WI	54451

999.	1625 East College Ave.	Medford	WI	54451

1000.	South Nast Road	Merrill	WI	54452

1001.	N2681 County Hwy. G	Merrill	WI	54452

1002.	501 East St.	Merrill	WI	54452

1003.	415 Menominee Street	Minocqua	WI	54548

1004.	1276 SR 8	Monico	WI	54501

1005.	2201 Plum Vitae Road	Plum Lake	WI	54560

1006.	W1114 County Highway M	Perkinstown	WI	54451

1007.	2200 Tower Road (N of Rt 17)	Phelps	WI	54554

1008.	5303 Lake Julia Road	Rhinelander	WI	54501

1009.	2203 West Birchwood Drive	Rhinelander	WI	54501

1010.	St. Germain 50575 1sts & Wilderness roads	Eagle River	WI	54521

1011.	7990 Birchwood Drive	St. Germain	WI	54558

1012.	7452 Blackberry Lane	Eagle	WI	54521

1013.	W10778 Summit Lake Road	Summit Lake	WI	54485

1014.	7050 Badagowski Street	Three lake	WI	54562

1015.	N10604 Moodig Road	Tomahawk	WI	54487

1016.	5024 Highway 52	Wabeno	WI	54566

1017.	4577 Hwy. 51	Cassian	WI	54529

1018.	SR 64 & CR “M”	White Lake	WI	54491

1019.	7587 Nose Road	Woodboro	WI	54501

1020.	8743 Midlake Road	Woodruff	WI	54568

	Address	City	State	Zip Code
1021.	5126 Krueger Quarry Road	Abrams	WI	54101

1022.	N4201 Highway 32 N	Shawano	WI	54137

1023.	Hwy. 45 S. of Hwy. 52	Aniwa	WI	54414

1024.	13430 Logan Road	Suring	WI	54174

1025.	N 2280 Highway 47-55	Bonduel	WI	54107

1026.	N 2280 Highway 47-55	Bonduel	WI	54107

1027.	R1030 County Highway R	Cecil	WI	54111

1028.	R1030 County Highway R	Cecil	WI	54111

1029.	W8260 East 12th Road	Coleman	WI	54112

1030.	N6932 US Hwy. 141	Crivitz	WI	54115

1031.	W15560 Partridge Road	Goodman	WI	54125

1032.	N 535 Hwy. 55/47	Keshena	WI	54135

1033.	N 535 Hwy. 55/47	Keshena	WI	54135

1034.	15424 Booth Road	Mountain	WI	54149

1035.	N5199 County Road U	Shawano	WI	53224

1036.	2610 Woleske Road	Marinette	WI	54243

1037.	2610 Woleske Road	Marinette	WI	54243

1038.	1 Stanton Street	Marinette	WI	54143

1039.	9095 Johnson Lane	Oconto Falls	WI	45115

1040.	802 Scherer Streets	Oconto	WI	54153

1041.	W8998 Pembine-Beecher Road	Beecher	WI	51456

1042.	R1020 Church Road	Peshtigo	WI	54157

1043.	N2530 County Highway	Grover	WI	54157

1044.	W 7276 Fralling Lane	Shawano	WI	54166

1045.	W5511 CR BE	Shawano	WI	54116

	Address	City	State	Zip Code
1046.	N 6315 River Road	Tigerton	WI	54486

1047.	W 7902 Moonshine Hill Road	Middle Inlet	WI	54177

1048.	6188 Webb Road	Wittenberg	WI	54499

1049.	RR 2 Box 52A	Arkansaw	WI	54721

1050.	806 Nordveien Drive	Boyceville	WI	54725

1051.	108 W BremerAvenue	Colfax	WI	54730

1052.	E5595 County Road D	Menomonie	WI	54751

1053.	E5595 County Road D	Menomonie	WI	54751

1054.	N5806 Schlosser Land	Durand	WI	54736

1055.	N6438 906th Street	Elk Mound	WI	54751

1056.	N5794 750th Street	Ellsworth	WI	54011

1057.	E 3355 650th Avenue	Menomonie	WI	54751

1058.	E 3355 650th Avenue	Menomonie	WI	54751

1059.	E1614 640th Avenue	Knapp	WI	54749

1060.	Moline Lane	Pepin	WI	54759

1061.	Tanglewood Road	Menomonie	WI	54751

1062.	Tanglewood Road	Menomonie	WI	54751

1063.	714 17th St. S	Menomonie	WI	54751

1064.	11334 Meadow Hill Road	Menomonie	WI	54751

1065.	90th Street	River Falls	WI	54022

1066.	929 Quarry Road	River Falls	WI	54022

1067.	E9501 110th Ave.	Mondovi	WI	54755

1068.	N9360 County Road F	Boyceville	WI	54725

1069.	N14942 Badger	Abbotsford	WI	54405

1070.	W365 US Hwy 10	Chili	WI	54420

	Address	City	State	Zip Code
1071.	N5292 County Hwy I	Fairchild	WI	54741

1072.	W2853 County Road “K”	Granton	WI	54436

1073.	W5370 Century Road	Greenwood	WI	54437

1074.	W 11612 Stevens Road	Humbird	WI	54746

1075.	W9249 US Hwy 10	Neillsville	WI	54456

1076.	N13908 Resewood Ave	Withee	WI	54498

1077.	W 3829 State Hwy 29	Owen	WI	54460

1078.	N8987 Romdka Ave	Loyal	WI	54446

1079.	W5002 Ridge Road	Neillsville	WI	54456

1080.	W6168 S Mound Road	Neillsville	WI	54456

1081.	Willow Road and Country Road DD	Owens-Withee	WI	54498

1082.	W9157 County Road	Thorp	WI	54771

1083.	N11665 Hi Line Avenue	Unity	WI	54488

1084.	2326 Western Ave.	Eau Claire	WI	54703

1085.	5540 220th Street	Caddot	WI	54727

1086.	402 Water Street	Eau Claire	WI	54703

1087.	2805 Bauer Street	Eau Claire	WI	54701

1088.	11817 County Hwy. N Road	Chippewa Falls	WI	54729

1089.	1590 Priory Road	Eau Claire	WI	54701

1090.	7025 Prill Road	Altoona	WI	54720

1091.	2000 Spooner Ave.	Altoona	WI	54720

1092.	E20280 Sutton Road	Augusta	WI	54722

1093.	5710 Fairway Drive	Bloomer	WI	54401

1094.	5710 Fairway Drive	Bloomer	WI	54401

1095.	6300 270th Street	Cadott	WI	54727

	Address	City	State	Zip Code
1096.	6 W Grand Avenue	Chippewa Falls	WI	54729

1097.	9900 City Highway Q	Chippewa Falls	WI	54729

1098.	631 Chippewa Street	Chippewa Falls	WI	54729

1099.	E1415 Cedar Road	Eau Claire	WI	54701

1100.	204-A Highway 27	Cornell	WI	54732

1101.	702 South Riverside Drive	Cornell	WI	54732

1102.	1048 Mary Lane	Eau Claire	WI	54701

1103.	2715 Hogarth Street	Eau Claire	WI	54703

1104.	402 Graham Avenue	Eau Claire	WI	54702

1105.	1202 W. Clairmont Ave.	Eau Claire	WI	54701

1106.	2610 North 77th Ave.	Eau Claire	WI	54703

1107.	639 Water Tank Road	Fall Creek	WI	54742

1108.	300 East Hamilton Ave.	Eau Claire	WI	54701

1109.	6 km W of Cornell	Holcombe	WI	54745

1110.	9859 50th Ave.	Chippewa Falls	WI	54729

1111.	4491 195th Street	Chippewa Falls	WI	54729

1112.	12154 40th Ave.	Chippewa Falls	WI	54729

1113.	4601 E. Hamilton Ave.	Eau Claire	WI	54701

1114.	5313 Jeffers Road	Eau Claire	WI	54703

1115.	2061 180th Street	Chippewa Falls	WI	54729

1116.	4985 Old Town Hall Road	Eau Claire	WI	54701

1117.	2224 Merchantile Drive	Eau Claire	WI	54703

1118.	1815 Birch St	Eau Claire	WI	54703

1119.	W13486 Old Highway D	New Auburn	WI	54757

1120.	13399 Stubble Road	Osseo	WI	54758

	Address	City	State	Zip Code
1121.	2396 State Hwy. 53	Chippewa Falls	WI	54729

1122.	7378 County Highway G	Stanley	WI	54768

1123.	2777 40th Street	Elk Mound	WI	54739

1124.	1912 Truax Blvd.	Eau Claire	WI	54703

1125.	1217 South 3rd Ave	Wausau	WI	54401

1126.	N110 Brandenburg Ave.	Merrill	WI	54452

1127.	406 Winton Street	Wausau	WI	54403

1128.	1201 E. Ash St.	Abbotsford	WI	54405

1129.	6631 Street Highway 97	Athens	WI	54411

1130.	755 Page Road	Hatley	WI	54440

1131.	7025 Steel Lane	Brokaw	WI	54403

1132.	3511 Camp Phillips Road	Weston	WI	54476

1133.	1 Corporate Way	Wausau	WI	54401

1134.	8205 Gusman Road	Schofield	WI	54476

1135.	8732 County Rd. Ll	Eland	WI	54427

1136.	Pine Road	Hatley	WI	54440

1137.	6703 Ryan Street	Weston	WI	54476

1138.	400 Westwood Drive	Wausau	WI	54401

1139.	1000 Indianhead Drive	Mosinee	WI	54455

1140.	1688 Pine Rd.	Mosinee	WI	54455

1141.	1898 Rozak Road	Mosinea	WI	54455

1142.	1898 Rozak Road	Mosinea	WI	54455

1143.	Hwy. 107 & Town Road	Marathon	WI	54448

1144.	1159 W. State Road 153	Mosinee	WI	54455

1145.	1159 W. State Road 153	Mosinee	WI	54455

	Address	City	State	Zip Code
1146.	7700 Mosinee Tower Road	Wausau	WI	54401

1147.	3861 East Nick Ave	Kronenwetter	WI	54455

1148.	M626 Elm Road, North Marshfield	Marshfield	WI	54449

1149.	H14685 Landing Road	Wausau	WI	54403

1150.	1735 Merrill Avenue	Wausau	WI	54401

1151.	1000 Redtail Lane	Wausau	WI	54402

1152.	675 Ridge Road	Mosinee	WI	54455

1153.	R15463 Ringle Ave.	Ringle	WI	54471

1154.	103 Wilson Ave	Rothschild	WI	54474

1155.	902 Grossman Street	Schofield	WI	54476

1156.	S. 3266 Highway 13 South	Spencer	WI	54479

1157.	3400 Ministry Parkway	Weston	WI	54476

1158.	4704 Townline Road	Wausau	WI	54403

1159.	2700 Stewart Avenue	Wausau	WI	54401

1160.	2700 Stewart Avenue	Wausau	WI	54401

1161.	WRIG Tower Site, Coates Lane	Wausau	WI	54403

1162.	WRIG Tower Site, Coates Lane	Wausau	WI	54403

1163.	221 Scott Street	Wausau	WI	54403

1164.	8315 Stewart Ave.	Wausau	WI	54401

1165.	1930 Grand Ave.	Wausau	WI	54403

1166.	2700 West Wausau Avenue	Wausau	WI	54403

1167.	W4512 Pioneer Drive	Edgar	WI	54426

1168.	Summit Avenue	Weston	WI	54476

1169.	Route 44/55	Plattekill	NY	12589

1170.	Route 44/55	Plattekill	NY	12589

	Address	City	State	Zip Code
1171.	Belleayre Mt.-Kelly Road	Shandaken	NY	12480

1172.	105 Mary’s Ave.	Kingston	NY	12401

1173.	9 Rock Hill Drive	Monticello	NY	12701

1174.	10 Rapp Road	Monticello	NY	12701

1175.	State Route 268	Hancock	NY	13783

1176.	62 Olympus Palace Rd.	Catskill	NY	12414

1177.	572 Mickle Hollow Road	Warnerville	NY	12187

1178.	Box 107 & 108 White Hill Road	Oneonta	NY	13820

1179.	Gersoni Road	Colliersville	NY	13747

1180.	19377 County Highway 17	Roscoe	NY	12776

1181.	Cornish Hill Complex	Cooperstown	NY	13326

1182.	Old Route 17	Roscoe	NY	12776

1183.	Federal Hill Road	Delhi	NY	13753

1184.	1 Court House Square	Delhi	NY	13753

1185.	McCaab Hollow Road	Deposit	NY	13754

1186.	Bush Hill Road	Hancock	NY	13783

1187.	3730 O & W Road	East Branch	NY	13756

1188.	Clark Road	Eldred	NY	12732

1189.	Shaupen Road	Ulster	NY	12487

1190.	Brickman Road	Fallsburg	NY	12789

1191.	254 City Brook Road	Hancock	NY	13783

1192.	5896 State Road 28	Cooperstown	NY	13337

1193.	Route 357	Franlkin	NY	13775

1194.	Murry Road	Kingston	NY	12401

1195.	27 Fifield Avenue	Hancock	NY	13783

	Address	City	State	Zip Code
1196.	27 Fifield Avenue	Hancock	NY	13783

1197.	Reservoir Road	Lloyd	NY	12528

1198.	Dog Hill Road	Maryland	NY	12116

1199.	14433 County Highway 17	East Branch	NY	13756

1200.	120 Harvard Road	Hancock	NY	13756

1201.	231 Sagendorf’s Corners Road	Cobleskill	NY	12043

1202.	430 Hurley Ave.	Hurley	NY	12443

1203.	City Hall Road	Kerhonksen	NY	12446

1204.	300 Enterprise Drive	Kingston	NY	12440

1205.	Florence Street	Kingston	NY	12401

1206.	Highpoint Mountain	Ellenville	NY	12428

1207.	Knack Road	Callicoon	NY	12723

1208.	Revonah Hill Road	Liberty	NY	12754

1209.	24 East Mongaup Road	Liberty	NY	12754

1210.	543 Little Ireland Cross Road	Livingston Manor	NY	12758

1211.	Hunters Lane Road	Middleburgh	NY	12122

1212.	57 Crumheon Lane	Milford	NY	12116

1213.	Hillcrest Avenue	Monticello	NY	12701

1214.	10-100 Clearwater Road	New Paltz	NY	12561

1215.	75 South Manheim Blvd.	New Paltz	NY	12561

1216.	Oak Hill Road (4157 State Route 7)	Schoharie	NY	12157

1217.	Route 28	Oneonta	NY	13820

1218.	Route 28	Oneonta	NY	13820

1219.	176 Cemetary Road	Oneonta	NY	13829

1220.	3575 State Hwy. 7	Otego	NY	13825

	Address	City	State	Zip Code
1221.	122 Mill Street	Richmondville	NY	12149

1222.	10332 Wolf Lake Road	Wurtsboro	NY	12790

1223.	10332 Wolf Lake Road	Wurtsboro	NY	12790

1224.	107 Gulf Road	Roscoe	NY	12776

1225.	Haple Hill Road	Rosendale	NY	12472

1226.	37 Clove Road	Salisbury Mills	NY	12577

1227.	Mt. Airy Road — Route 32	Saugerties	NY	12477

1228.	4 High Street	Saugerties	NY	12477

1229.	Pine Hill Road	Sidney	NY	13838

1230.	Snake Hill Summit	Port Ewen	NY	12466

1231.	27 Service Road	Livingston Manor	NY	12758

1232.	Rd 5 Unadilla	Kilkenny Road	NY	12540

1233.	334 Butternut Road	Unadilla	NY	13849

1234.	Mount Utsayantha Tower Road	Stamford	NY	12167

1235.	49 Wallkill Ave.	Hopewell Junction	NY	12533

1236.	Bear Spring Mountain	Walton	NY	13856

1237.	7 Water St (temp)	Walton	NY	13856

1238.	Rte 209 & Continental Road	Warwarsing	NY	12458

1239.	43 Basin Road	West Hurley	NY	12491

1240.	Old Town Road	White Lake	NY	12701

1241.	Town Road 148	Fallsburg	NY	12733

1242.	Star Route Box 5, Lutheranville Road	East Worchester	NY	12064

1243.	RS5 Worcester, Smith Road	Worcester	NY	12191

1244.	Davenport Road	Schenevus	NY	12155

1245.	Fire Tower Road	Bloomingburgh	NY	12721

	Address	City	State	Zip Code
1246.	2954 Rt. 209	Wurtsboro	NY	12790

1247.	1 Atwell Road	Cooperstown	NY	13326

1248.	Route 67	Cairo	NY	12413

1249.	Cady Road	Chatham	NY	12037

1250.	Trailer Park Road	Chatham	NY	12037

1251.	2356 Route 9	Hudson	NY	12534

1252.	Route 9W	New Baltimore	NY	12124

1253.	136 Cold Spring Road	Coxsackie	NY	21051

1254.	Lime-Kiln Road, W.	Coxsackie	NY	12192

1255.	888 Sunny Hill Road	Greenville	NY	12083

1256.	170 Eger Road	Hudson	NY	12534

1257.	Overlook Road, 1 Dr. Tow	Hillsdale	NY	12529

1258.	Columbia Mem. Hospital, 71 Prospect Avenue	Hudson	NY	12534

1259.	Hunter Bowl	Hunter	NY	12442

1260.	Ficher Road	Kinderhook	NY	12106

1261.	635 Snydertown Road	Claverack	NY	12521

1262.	3110 Old Kings Rd.	Catskill	NY	12414

1263.	Route 217	Philmont	NY	12534

1264.	6894 Route 9	Stockport	NY	12534

1265.	443 King Hill Road	Greenville	NY	12083

1266.	Sopak Road	Elizaville	NY	12523

1267.	14206 Albany Ave.	Valatia	NY	12184

1268.	Easy Street Road	Catskill	NY	12414

1269.	Cave Mountain	Jewitt	NY	12444

1270.	1 Ridge Road	Campbell Hall	NY	10916

	Address	City	State	Zip Code
1271.	131 Tarbell Road	Walkill	NY	10341

1272.	Bullville Fire House Rte. 17	Bullville	NY	12566

1273.	Route 416	Montgomery	NY	12549

1274.	Nancy Lane	Chester	NY	10918

1275.	Nancy Lane	Chester	NY	10918

1276.	Stewart Industrial Park, Assembly Way	Newburgh	NY	12550

1277.	St. Mary Hill	Newburgh	NY	12553

1278.	183 Main Street	Cornwall	NY	12518

1279.	183 Main Street	Cornwall	NY	12518

1280.	Cronomer Hill Park/131 Locust Lane	Newburgh	NY	12550

1281.	Meadow Street	Florida	NY	10921

1282.	55 Fulton Street	Middletown	NY	10940

1283.	38 Harriman Drive	Goshen	NY	10924

1284.	Milepost 6.2	Greenville	NY	12083

1285.	101 Mayer Lane	Harriman	NY	10926

1286.	101 Mayer Lane	Harriman	NY	10926

1287.	750 Kirby Town Road	Middletown	NY	10940

1288.	Bannerman View Drive	Newburgh	NY	12550

1289.	60 Prospect Ave.	Middletown	NY	10940

1290.	55 Crystal Run Road	Middletown	NY	10940

1291.	2834 State Route 17M	New Hampton	NY	10958

1292.	Bald Hill	Monroe	NY	10950

1293.	76 Pleasant Hill Road	Mountainville	NY	10953

1294.	Route 1, Guymard Turnpike	Otisville	NY	10963

1295.	45 Oakwood Trail South	Blooming Grove	NY	10914

	Address	City	State	Zip Code
1296.	Dean Hill Road	New Windsor	NY	12553

1297.	Rte 300, Mall Access Road	Newburgh	NY	12550

1298.	929 Orchard Dr	Wallkill	NY	12589

1299.	Sanitorium Avenue (Otisville Correctional Facility)	Valley Cottage	NY	10963

1300.	Blackhawk Road	Pine Bush	NY	12566

1301.	Plattekill Service Plaza, Heinsman Land	Newburgh	NY	12550

1302.	5 Pocatello Rd	Middletown	NY	10940

1303.	1-93 RearJersey Ave.	Port Jervis	NY	12771

1304.	535 Toleman Road and Route 207	New Windsor	NY	12553

1305.	70 Dubois Street, St. Lukes Hospital	Newburgh	NY	12550

1306.	170 Radio Road	Tuxedo	NY	10987

1307.	Spiegel Oil Co.	Tuxedo Park	NY	10987

1308.	43 Reservoir Ave	Unionville	NY	10988

1309.	Route 17K & Route 208 South	Montgomery	NY	12549

1310.	Overlook Terrace	Walden	NY	12586

1311.	27 Industry Drive	Middletown	NY	10940

1312.	Kain Road	Warwick	NY	10990

1313.	Mt. Lodge Road	Bloomingrove	NY	10914

1314.	Victor Constant Ski Center	West Point	NY	10996

1315.	122 California Quarry Road	Woodstock	NY	12498

1316.	12 Washington Street	Amenia	NY	12501

1317.	4885 Route 9	Staatsburgh	NY	12580

1318.	139 Rombout Avenue	Beacon	NY	12508

1319.	190 Old Sylvan Lake Rd.	East Fishkill	NY	12533

1320.	Hammond Hill Road	Millbrook	NY	12545

	Address	City	State	Zip Code
1321.	Depot Hill	Holmes	NY	12531

1322.	East Mountain Road	Dover	NY	12522

1323.	Carey Road	Fishkill	NY	12524

1324.	Hopewell Recreation Field, Route 376	East Fishkill	NY	12533

1325.	Hopewell Recreation Field, Route 376	East Fishkill	NY	12533

1326.	St. Andrews Road	Hyde Park	NY	12538

1327.	60 Strack Drive	Beacon	NY	12508

1328.	4 Jefferson Plaza, 4 Jefferson Street	Poughkeepsie	NY	12601

1329.	30 Metecki Road	Red Hook	NY	12571

1330.	Off Route 82 - 16 Industry Street	LaGrange	NY	12540

1331.	76 Ireland Drive Ext.	Poughkeepsie	NY	12601

1332.	76 Ireland Drive Ext.	Poughkeepsie	NY	12601

1333.	Academy Road & Salisburg Road	Rocky City	NY	12571

1334.	38 Alden Place	Millbrook	NY	12545

1335.	25 Highland Street	Milerton	NY	12546

1336.	Woodmont Road	East Fishkill	NY	12533

1337.	Harmony Hill	Pawling	NY	12564

1338.	Rt 82	Pine Plains	NY	12567

1339.	362 Pine Hill Road	Pleasant Valley	NY	12569

1340.	7 Reservior Square	Poughkeepsie	NY	12603

1341.	Kelley Road	Red Hook	NY	12571

1342.	224 Boardman Road	Poughkeepsie	NY	12603

1343.	171 Freedon Plains Road	Lagrange	NY	12603

1344.	76 East Market Street	Rhinebeck	NY	12572

1345.	Morton Road	Rhinebeck	NY	12572

	Address	City	State	Zip Code
1346.	10 Ross Circle	Poughkeepsie	NY	12603

1347.	299 Perrotti Road	Millerton	NY	12546

1348.	299 Perrotti Road	Millerton	NY	12546

1349.	Shopping Center Road	Wappinger Falls	NY	12590

1350.	432 South Road	Poughkeepsie	NY	12601

1351.	Fallkill Road	Hyde Park	NY	12538

1352.	263 Hackensack Rd.	Wappinger Falls	NY	12509

1353.	20 Middlebush Road	Wappinger Falls	NY	12590

1354.	20 Middlebush Road	Wappinger Falls	NY	12590

1355.	2 South River Street	Athens	PA	18810

1356.	RR #3 Archer Rd	Factoryville	PA	18419

1357.	Wisley Rd	Tunkhannock	PA	18657

1358.	7-139 SE Williams Rd.	Canton	PA	17724

1359.	240 South Turnpike St.	Dushore	PA	18614

1360.	T-474 Brungress Mt. Rd.	Laceyville	PA	18623

1361.	SR 0029	Tunkhannock	PA	18657

1362.	94-200 Muncy St.	LaPorte	PA	18619

1363.	302 Grist Flat Rd	Meshoppen	PA	18630

1364.	T-736 Bradley Rd.	Sheshequin	PA	18810

1365.	T-412 Brocktown Rd.	Monroeton	PA	18832

1366.	T-385 Dempsey Hill	New Albany	PA	18833

1367.	T-602 Tammarack Rd	Wysox	PA	18854

1368.	57 Lasco Lane	Meshoppen	PA	18630

1369.	SR1006	Hillsgrove	PA	18619

1370.	T-325 Richie Rd.	Muncy Valley	PA	17758

	Address		City	State	Zip Code
1371.	SR 1035 Richie Rd.		Muncy Valley	PA	17758

1372.	140 Paines Hill Rd.		Troy	PA	16947

1373.	Shadowbrook Dr.		Tunkhannock	PA	18657

1374.	283 Schoolhouse Road		Tunkhannock	PA	18657

1375.	T-410 Woods Rd.		Wyalusing	PA	18853

1376.	1912 SE Washington	Stonegate Plaza	Bartlesville	OK	74006

1377.	104 E. Main		Independence	KS	67301

1378.	2030 North Main		Miami	OK	74354

1379.	833 S. 2nd		Stillwell	OK	74960

1380.	1910 S. Muskogee		Tahlequah	OK	74464

1381.	216 South 7th	Suite 200	Vinita	OK	74301

1382.	1323 Main Street		Fredericksburg	TX	78624

1383.	820 Sidney Baker	Suite C	Kerrville	TX	78028

1384.	Northlake Plaza Shopping Center	2511 Hwy. 281, Suite 600	Marble Falls	TX	78654

1385.	270 Oak Street	2nd Floor	Lawrenceville	GA	30045

1386.	Uniontown Mall	1151 Mall Run Rd.	Uniontown	PA	15401

1387.	102 Greene Plaza		Waynesburg	PA	15370

1388.	Meadowbrook Mall	2399 Meadowbrook Road, T9	Bridgeport	WV	26330

1389.	New Pointe Plaza	518 Emily Plaza	Clarksburg	WV	26301

1390.	2020 Fairmont Avenue		Fairmont	WV	26554

1391.	Riverview Plaza	1228 N. Route 2	New Martinsville	WV	26155

1392.	1111 Van Voorhis Road		Morgantown	WV	26505

1393.	Morgantown Mall	9509 Mall Road	Morgantown	WV	26501

1394.	209 Culpepper Drive	Bardstown Shopping Center	Bardstown	KY	40004

1395.	399 Campbellsville Bypass	Suite 205	Campbellsville	KY	42718

	Address		City	State	Zip Code
1396.	128 Jamestown Street		Columbia	KY	42728

1397.	512 East Hwy. 80	Cumberland Square	Somerset	KY	42501

1398.	212 Skywatch Drive	Kroger Village	Danville	KY	40442

1399.	2101 North Dixie Highway Suite 108		Elizabethtown	KY	42701

1400.	344 North L. Rogers Wells Blvd.	Barren River Plaza	Glasgow	KY	42141

1401.	848 South College Street-Store #7B	Harrodsburg Marketplace	Harrodsburg	KY	40330

1402.	1750 West Highway 192, Ste. 3		London	KY	40741

1403.	167 Walmart Way		Maysville	KY	41056

1404.	228 Cumberland Crossing		Monticello	KY	42633

1405.	249 Indian Mound Road	Suite 6 - Gateway Plaza	Mt. Sterling	KY	40353

1406.	955 North Wilson Road	Unit #A	Radcliff	KY	40160

1407.	301 Highland Park Drive		Richmond	KY	40475

1408.	124 South Keeneland Drive		Richmond	KY	40475

1409.	868 Eastern Bypass	Richmond Plaza	Richmond	KY	40475

1410.	2835 S. Highway 27, Ste. 314	Grand Central Place	Somerset	KY	42501

1411.	718 Dutchess Turnpike	Arlington Square Plaza #2	Poughkeepsie	NY	12603

1412.	123 Merchant Place	Suite #8	Cobleskill	NY	12043

1413.	160 Fairview Avenue	Fairview Plaza	Hudson	NY	12534

1414.	612 Ulster Avenue		Kingston	NY	12401

1415.	1300 Ulster Avenue Suite 234	Hudson Valley Mall	Kingston	NY	12401

1416.	Crystal Run Galleria	1 Galleria Drive, Space C-115	Middletown	NY	10941

1417.	125 Jefferson Street		Monticello	NY	12701

1418.	1404 Union Avenue	Suite 4	Newburgh	NY	12550

1419.	Southside Mall	5006 State Highway 23	Oneonta	NY	13820

1420.	1955 S Road Square		Poughkeepsie	NY	12601

	Address		City	State	Zip Code
1421.	2000 South Rd		Poughkeepsie	NY	12601

1422.	Rt. 6 Towne Plaza	Suite 14	Tunkhannock	PA	18657

1423.	RR 5 Box 5002		Towanda	PA	18848

1424.	61600 Southgate Parkway	Suite 107	Cambridge	OH	43725

1425.	328 Bluebell Drive N. W.		New Philadelphia	OH	44663

1426.	3259 Maple Avenue		Zanesville	OH	43701

1427.	702 Sheldon Avenue		Houghton	MI	49931

1428.	1850 S. Stephenson		Iron Mountain	MI	49801

1429.	Midtown Mall	1056 S. Stephenson Avenue	Iron Mountain	MI	49801

1430.	Country Village	810 Carp River Lane #5	Ishpeming	MI	49849

1431.	2172 US 41 West		Marquette	MI	49855

1432.	1201 Broadway		Alexandria	MN	56308

1433.	14039 Edgewood Drive	Suite 106	Baxter	MN	56425

1434.	14039 Edgewood Drive	Suite 106	Baxter	MN	56425

1435.	2500 Hannah Ave. N.W.	Unit #1	Bemidji	MN	56601

1436.	633 Washington St. NE		Brainerd	MN	56401

1437.	1498 Hwy. 33 South		Cloquet	MN	55720

1438.	1265 Highway 10 W		Detroit Lakes	MN	56501

1439.	Maple Grove Centre	2520 Maple Grove Road	Duluth	MN	55811

1440.	224 East Central Entrance		Duluth	MN	55811

1441.	11 East Superior St.		Duluth	MN	55802

1442.	11 East Superior St.	(Parking Lease)	Duluth	MN	55802

1443.	1600 Miller Trunk Hwy	#KI-06	Duluth	MN	55811

1444.	1105 W. Lincoln Ave.		Fergus Falls	MN	56537

1445.	1271B S. Pokegma Avenue		Grand Rapids	MN	55744

	Address		City	State	Zip Code
1446.	3105 East Beltline Hwy.		Hibbing	MN	55746

1447.	120 NE 11th Street		Little Falls	MN	56345

1448.	618 First Street, Ste. 1		Park Rapids	MN	56470

1449.	3827 Tower Ave	Suite 1	Superior	WI	54880

1450.	910 8th Street		Virginia	MN	55792

1451.	2230 Neva Road		Antigo	WI	54409

1452.	2302 HWY 53		Chippewa Falls	WI	54729

1453.	4620 Golf Road		Eau Claire	WI	54701

1454.	2741 N. Clairemont Avenue	Suite C -WestRidge Annex	Eau Claire	WI	54703

1455.	2308 Roosevelt Rd.		Marinette	WI	54143

1456.	2421 Hwy. 25 N - Suite 111	Red Cedar Plaza	Menomonie	WI	54751

1457.	48 W. King Street		Rhinelander	WI	54501

1458.	2304 S. Main Street		Rice Lake	WI	54868

1459.	1043 E. Grand Ave.		Rothschld	WI	54474

1460.	186 Woodlawn Drive		Shawano	WI	54166

1461.	761 W Beaverbrook Ave		Spooner	WI	54801

1462.	4650 Rib Mountain Drive		Wausau	WI	54401

1463.	2456 S. Muskogee Ave		Tahlequah	OK	74464

1464.	1110 S. Olive St.		Cherryvale	KS	67335

1465.	1133 North Main St.		Muskogee	OK	74401

1466.	800 N Eisenhower Dr.		Beckley	WV	25801

1467.	2200 Industrial Park		Morgantown	WV	26501

1468.	2362 Irvine Rd., Suite C		Richmond	KY	40475

1469.	249 North Keenland Dr		Richmond	KY	40475

1470.	249 North Keenland Dr		Richmond	KY	40475

	Address	City	State	Zip Code
1471.	P.O. Box 1345	Glasgow	KY	42142

1472.	121 Southland Dr	Lexington	KY	40503

1473.	2927 Ring Road	Elizabethtown	KY	42701

1474.	P.O. Box 48106	Newark	NY	07101

1475.	189 Freedom Rd	Pleasant Valley	NY	12569

1476.	2456 S. Muskogee Ave	Tahlequah	OK	74464

1477.	1110 S. Olive St.	Cherryvale	KS	67334

					Zip
	Address Line 1	Address Line 2	City	State	Code
1.	1912 SE Washington	Stonegate Plaza	Bartlesville	OK	74006
2.	104 E. Main		Independence	KS	67301
3.	2030 North Main		Miami	OK	74354
4.	833 S. 2nd		Stillwell	OK	74960
5.	1910 S. Muskogee		Tahlequah	OK	74464
6.	216 South 7th	Suite 200	Vinita	OK	74301
7.	1323 Main Street		Fredericksburg	TX	78624
8.	820 Sidney Baker	Suite C	Kerrville	TX	78028
9.	Northlake Plaza Shopping Center	2511 Hwy. 281, Suite 600	Marble Falls	TX	78654
10.	270 Oak Street	2nd Floor	Lawrenceville	GA	30045
11.	Uniontown Mall	1151 Mall Run Rd.	Uniontown	PA	15401
12.	102 Greene Plaza		Waynesburg	PA	15370
13.	Meadowbrook Mall	2399 Meadowbrook Road, T9	Bridgeport	WV	26330
14.	New Pointe Plaza	518 Emily Plaza	Clarksburg	WV	26301
15.	2020 Fairmont Avenue		Fairmont	WV	26554
16.	Riverview Plaza	1228 N. Route 2	New Martinsville	WV	26155
17.	1111 Van Voorhis Road		Morgantown	WV	26505
18.	Morgantown Mall	9509 Mall Road	Morgantown	WV	26501
19.	209 Culpepper Drive	Bardstown Shopping Center	Bardstown	KY	40004
20.	399 Campbellsville Bypass	Suite 205	Campbellsville	KY	42718
21.	128 Jamestown Street		Columbia	KY	42728
22.	512 East Hwy. 80	Cumberland Square	Somerset	KY	42501
23.	212 Skywatch Drive	Kroger Village	Danville	KY	40442
24.	2101 North Dixie Highway Suite 108		Elizabethtown	KY	42701
25.	344 North L. Rogers Wells Blvd.	Barren River Plaza	Glasgow	KY	42141
26.	848 South College Street-Store #7B	Harrodsburg Marketplace	Harrodsburg	KY	40330
27.	1750 West Highway 192, Ste. 3		London	KY	40741
28.	167 Walmart Way		Maysville	KY	41056

					Zip
	Address Line 1	Address Line 2	City	State	Code
29.	228 Cumberland Crossing		Monticello	KY	42633
30.	249 Indian Mound Road	Suite 6 - Gateway Plaza	Mt. Sterling	KY	40353
31.	955 North Wilson Road	Unit #A	Radcliff	KY	40160
32.	301 Highland Park Drive		Richmond	KY	40475
33.	124 South Keeneland Drive		Richmond	KY	40475
34.	868 Eastern Bypass	Richmond Plaza	Richmond	KY	40475
35.	2835 S. Highway 27, Ste. 314	Grand Central Place	Somerset	KY	42501
36.	718 Dutchess Turnpike	Arlington Square Plaza #2	Poughkeepsie	NY	12603
37.	123 Merchant Place	Suite #8	Cobleskill	NY	12043
38.	160 Fairview Avenue	Fairview Plaza	Hudson	NY	12534
39.	612 Ulster Avenue		Kingston	NY	12401
40.	1300 Ulster Avenue Suite 234	Hudson Valley Mall	Kingston	NY	12401
41.	Crystal Run Galleria	1 Galleria Drive, Space C-115	Middletown	NY	10941
42.	125 Jefferson Street		Monticello	NY	12701
43.	1404 Union Avenue	Suite 4	Newburgh	NY	12550
44.	Southside Mall	5006 State Highway 23	Oneonta	NY	13820
45.	1955 S Road Square		Poughkeepsie	NY	12601
46.	2000 South Rd		Poughkeepsie	NY	12601
47.	Rt. 6 Towne Plaza	Suite 14	Tunkhannock	PA	18657
48.	RR 5 Box 5002		Towanda	PA	18848
49.	61600 Southgate Parkway	Suite 107	Cambridge	OH	43725
50.	328 Bluebell Drive N. W.		New Philadelphia	OH	44663
51.	3259 Maple Avenue		Zanesville	OH	43701
52.	702 Sheldon Avenue		Houghton	MI	49931
53.	1850 S. Stephenson		Iron Mountain	MI	49801
54.	Midtown Mall	1056 S. Stephenson Avenue	Iron Mountain	MI	49801
55.	Country Village	810 Carp River Lane #5	Ishpeming	MI	49849
56.	2172 US 41 West		Marquette	MI	49855
57.	1201 Broadway		Alexandria	MN	56308
58.	14039 Edgewood Drive	Suite 106	Baxter	MN	56425
59.	14039 Edgewood Drive	Suite 106	Baxter	MN	56425
60.	2500 Hannah Ave. N.W.	Unit #1	Bemidji	MN	56601
61.	633 Washington St. NE		Brainerd	MN	56401
62.	1498 Hwy. 33 South		Cloquet	MN	55720
63.	1265 Highway 10 W		Detroit Lakes	MN	56501
64.	Maple Grove Centre	2520 Maple Grove Road	Duluth	MN	55811
65.	224 East Central Entrance		Duluth	MN	55811
66.	11 East Superior St.		Duluth	MN	55802
67.	11 East Superior St.	(Parking Lease)	Duluth	MN	55802
68.	1600 Miller Trunk Hwy	#KI-06	Duluth	MN	55811
69.	1105 W. Lincoln Ave.		Fergus Falls	MN	56537
70.	1271B S. Pokegma Avenue		Grand Rapids	MN	55744
71.	3105 East Beltline Hwy.		Hibbing	MN	55746
72.	120 NE 11th Street		Little Falls	MN	56345
73.	618 First Street, Ste. 1		Park Rapids	MN	56470
74.	3827 Tower Ave	Suite 1	Superior	WI	54880
75.	910 8th Street		Virginia	MN	55792
76.	2230 Neva Road		Antigo	WI	54409
77.	2302 HWY 53		Chippewa Falls	WI	54729

					Zip
	Address Line 1	Address Line 2	City	State	Code
78.	4620 Golf Road		Eau Claire	WI	54701
79.	2741 N. Clairemont Avenue	Suite C -WestRidge Annex	Eau Claire	WI	54703
80.	2308 Roosevelt Rd.		Marinette	WI	54143
81.	2421 Hwy. 25 N - Suite 111	Red Cedar Plaza	Menomonie	WI	54751
82.	48 W. King Street		Rhinelander	WI	54501
83.	2304 S. Main Street		Rice Lake	WI	54868
84.	1043 E. Grand Ave.		Rothschld	WI	54474
85.	186 Woodlawn Drive		Shawano	WI	54166
86.	761 W Beaverbrook Ave		Spooner	WI	54801
87.	4650 Rib Mountain Drive		Wausau	WI	54401

Schedule 5
INTELLECTUAL PROPERTY
I.	Copyrights and Copyright Licenses: None.

II.	Patents and Patent Licenses: None.

III.	Trademarks and Trademark Licenses:

Grantor: American Cellular Corporation

American Cellular Corporation holds a license to use the Cellular One tradename.

Schedule 6
BANK ACCOUNTS

Bank Name	Account Number	Bank Address	City, State & ZIP
1. Bank of America	0028 6773 9664	901 Main Street, 10th Floor	Dallas, TX 75202-3714